                                                                   EXHIBIT 99.01

                                                                [CITIGROUP LOGO]

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT

                                                                              PAGE NUMBER
                                                                             -------------
CITIGROUP CONSOLIDATED
    FINANCIAL SUMMARY                                                               1
    SEGMENT INCOME FROM CONTINUING OPERATIONS:
         Product View                                                               2
         Regional View                                                              3
    SEGMENT NET REVENUES:
         Product View                                                               4
         Regional View                                                              5

SEGMENT DETAIL
    GLOBAL CONSUMER:
      CARDS
         Global Cards                                                               6
         North America Cards                                                        7
         International Cards                                                        8
      CONSUMER FINANCE
         Global Consumer Finance                                                    9
         North America Consumer Finance                                            10
         International Consumer Finance                                            11
      RETAIL BANKING
         Global Retail Banking                                                     12
         North America Retail Banking                                              13
         International Retail Banking                                              14

    GLOBAL CORPORATE AND INVESTMENT BANK:
      Income Statement                                                             15
      Revenue Details                                                              16
      Capital Markets and Banking                                                  17
      Transaction Services                                                         18

    PRIVATE CLIENT SERVICES                                                        19

    GLOBAL INVESTMENT MANAGEMENT:
      Life Insurance and Annuities                                                20-21
      Private Bank                                                                 22
      Asset Management                                                             23
      Insurance Investment Portfolio                                               24

    PROPRIETARY INVESTMENT ACTIVITIES                                              25

CITIGROUP SUPPLEMENTAL DETAIL
    Consolidated Statement of Income                                               26
    Consolidated Statement of Financial Position                                   27
    Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios                28
    Reserve for Loan Losses                                                        29
    Non-Performing Assets                                                          30

                                                                [CITIGROUP LOGO]

CITIGROUP -- FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)

    CITIGROUP, THE PREEMINENT GLOBAL FINANCIAL SERVICES COMPANY WITH SOME 200 MILLION CUSTOMER ACCOUNTS IN MORE THAN 100 COUNTRIES, PROVIDES CONSUMERS, CORPORATIONS, GOVERNMENTS AND INSTITUTIONS A COMPLETE RANGE OF FINANCIAL
                             PRODUCTS AND SERVICES.

                                   1Q         2Q         3Q         4Q         1Q         2Q         3Q         4Q         1Q
                                  2001       2001       2001       2001       2002       2002       2002       2002       2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM CONTINUING
 OPERATIONS                         3,112      3,311      3,235      3,571      3,484      3,829      3,706      2,429      4,103
Discontinued Operations,
 After-tax                            468        341        (58)       304      1,406        255        214          -          -
Cumulative Effect of
 Accounting Changes                   (42)      (116)         -          -        (47)         -          -          -          -
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

NET INCOME                      $   3,538  $   3,536  $   3,177  $   3,875  $   4,843  $   4,084  $   3,920  $   2,429  $   4,103
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

BASIC EARNINGS PER SHARE:

INCOME FROM CONTINUING
 OPERATIONS                     $    0.62  $    0.66  $    0.63  $    0.69  $    0.68  $    0.75  $    0.73  $    0.48  $    0.80
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

NET INCOME                      $    0.70  $    0.70  $    0.62  $    0.75  $    0.94  $    0.80  $    0.77  $    0.48  $    0.80
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

WEIGHTED AVERAGE COMMON SHARES
 APPLICABLE TO BASIC EPS          4,984.7    4,979.6    5,060.8    5,101.8    5,110.5    5,096.7    5,036.6    5,068.0    5,094.9
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

PREFERRED DIVIDENDS - BASIC     $      28  $      28  $      28  $      26  $      21  $      21  $      21  $      20  $      20
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

DILUTED EARNINGS PER SHARE:

INCOME FROM CONTINUING
 OPERATIONS                     $    0.60  $    0.64  $    0.62  $    0.68  $    0.66  $    0.73  $    0.72  $    0.47  $    0.79
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

NET INCOME                      $    0.69  $    0.69  $    0.61  $    0.74  $    0.93  $    0.78  $    0.76  $    0.47  $    0.79
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

ADJUSTED WEIGHTED AVERAGE
 COMMON SHARES APPLICABLE TO
 DILUTED EPS                      5,110.0    5,100.0    5,169.0    5,209.1    5,209.8    5,185.8    5,110.5    5,158.6    5,168.7
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

PREFERRED DIVIDENDS - DILUTED   $      28  $      28  $      28  $      26  $      21  $      21  $      21  $      20  $      20
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

COMMON SHARES OUTSTANDING, AT
 PERIOD END                       5,033.7    5,026.1    5,144.2    5,148.7    5,165.4    5,118.1    5,062.0    5,140.7    5,148.0
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

TIER 1 CAPITAL RATIO                 8.56%      8.82%      8.20%      8.42%      9.13%      9.20%      9.20%      8.47%      8.67%
                                =========  =========  =========  =========  =========  =========  =========  =========  =========
TOTAL CAPITAL RATIO                 11.31%     11.49%     10.77%     10.92%     11.59%     11.75%     12.02%     11.25%     11.57%
                                =========  =========  =========  =========  =========  =========  =========  =========  =========
LEVERAGE RATIO                       6.10%      6.17%      5.65%      5.64%      5.89%      5.93%      5.41%      5.49%      5.27%
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

TOTAL ASSETS, AT PERIOD END
 (IN BILLIONS)                  $   944.3  $   953.4  $ 1,068.2  $ 1,051.5  $ 1,057.7  $ 1,083.3  $ 1,031.6  $ 1,097.2  $ 1,137.0
                                =========  =========  =========  =========  =========  =========  =========  =========  =========
STOCKHOLDERS' EQUITY, AT
 PERIOD END (IN BILLIONS)       $    68.7  $    70.5  $    78.4  $    81.2  $    83.6  $    85.7  $    80.8  $    86.7  $    87.3
                                =========  =========  =========  =========  =========  =========  =========  =========  =========
STOCKHOLDERS' EQUITY AND TRUST
 SECURITIES, AT PERIOD END
 (IN BILLIONS)                  $    73.6  $    75.1  $    85.5  $    88.4  $    90.3  $    92.5  $    86.9  $    92.9  $    94.0
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

BOOK VALUE PER SHARE, AT
 PERIOD END                     $   13.29  $   13.68  $   14.90  $   15.48  $   15.92  $   16.47  $   15.68  $   16.60  $   16.75
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

RETURN ON COMMON EQUITY
 (NET INCOME)                        21.7%      20.9%      17.1%      19.5%      24.0%      19.5%      19.1%      11.7%      19.3%
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

                                                                [CITIGROUP LOGO]

CITIGROUP -- INCOME FROM CONTINUING OPERATIONS
PRODUCT VIEW
(In millions of dollars)

                                   1Q         2Q         3Q         4Q         1Q         2Q         3Q         4Q         1Q
                                  2001       2001       2001       2001       2002       2002       2002       2002       2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
GLOBAL CONSUMER:
   Cards                        $     571  $     536  $     672  $     743  $     579  $     722  $     849  $     931  $     735
   Consumer Finance                   395        466        546        498        530        568        539        562        485
   Retail Banking                     575        526        739        603        662        645        864        860        974
   Other                               (8)         3         (1)       (49)       (20)        11        (32)       (11)       (16)
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     TOTAL GLOBAL CONSUMER          1,533      1,531      1,956      1,795      1,751      1,946      2,220      2,342      2,178
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
GLOBAL CORPORATE AND
 INVESTMENT BANK:
   Capital Markets and Banking      1,129        996        931        862      1,059      1,136        923        877      1,194
   Transaction Services                94        112        110        124         89        216        129        124        197
   Other                              (13)        29          6         14        (23)       (34)       (10)    (1,327)         8
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     TOTAL GLOBAL CORPORATE
      AND INVESTMENT BANK           1,210      1,137      1,047      1,000      1,125      1,318      1,042       (326)     1,399
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

PRIVATE CLIENT SERVICES               217        228        210        222        217        223        188        171        157

GLOBAL INVESTMENT MANAGEMENT:
   Life Insurance and
    Annuities (LIA)                   215        236        185        200        204        255        183        194        238
   LIA Realized Insurance
    Investment Portfolio
    Gains / (Losses)                   33          -         53        (51)        10       (118)      (100)       (11)        (2)
   Private Bank                        96         89         91         94        111        113        117        122        125
   Asset Management                    67         57         72        100         99        121        114        109        105
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     TOTAL GLOBAL INVESTMENT
      MANAGEMENT                      411        382        401        343        424        371        314        414        466
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

PROPRIETARY INVESTMENT
 ACTIVITIES                           (69)       206       (249)       336         35        (70)      (120)       (74)         -

CORPORATE / OTHER                    (190)      (173)      (130)      (125)       (68)        41         62        (98)       (97)

=================================================================================================================================
INCOME FROM CONTINUING
 OPERATIONS                         3,112      3,311      3,235      3,571      3,484      3,829      3,706      2,429      4,103
=================================================================================================================================

DISCONTINUED OPERATIONS               468        341        (58)       304      1,406        255        214          -          -

Cumulative Effect of
 Accounting Changes                   (42)      (116)         -          -        (47)         -          -          -          -

=================================================================================================================================
NET INCOME                      $   3,538  $   3,536  $   3,177  $   3,875  $   4,843  $   4,084  $   3,920  $   2,429  $   4,103
=================================================================================================================================

Reclassified to conform to the current period's presentation.

                                                                [CITIGROUP LOGO]

CITIGROUP -- INCOME FROM CONTINUING OPERATIONS
REGIONAL VIEW
(In millions of dollars)

                                   1Q         2Q         3Q         4Q         1Q         2Q         3Q         4Q         1Q
                                  2001       2001       2001       2001       2002       2002       2002       2002       2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
NORTH AMERICA (EXCLUDING
 MEXICO)(1)
  Consumer                      $   1,036  $   1,019  $   1,345  $   1,293  $   1,272  $   1,297  $   1,425  $   1,513  $   1,479
  Corporate                           494        563        528        364        674        602        698     (1,000)       639
  Private Client Services             217        228        210        222        217        223        188        171        157
  Investment Management               334        331        335        253        352        218        202        313        351
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     TOTAL NORTH AMERICA
      (EXCLUDING MEXICO)            2,081      2,141      2,418      2,132      2,515      2,340      2,513        997      2,626
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
MEXICO
  Consumer                            (15)       (14)         7          8         46        114        185        176        164
  Corporate                            19         23         33        158        194        110         58         88        120
  Investment Management                 7         10         11         45         48         70         55         62         65
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     TOTAL MEXICO                      11         19         51        211        288        294        298        326        349
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
EUROPE, MIDDLE EAST AND AFRICA
 (EMEA)
  Consumer                            111        106        121        129        148        146        178        236        162
  Corporate                           305        181        185        256        145        226        134        352        257
  Investment Management                11          7          6         12         (4)         8          4         14         (3)
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     TOTAL EMEA                       427        294        312        397        289        380        316        602        416
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
JAPAN
  Consumer                            204        235        258        269        227        256        259        208        158
  Corporate                            96          2         20        (22)        23         (3)        87        (11)        32
  Investment Management                 8          6          9         10         15         16         11         14         17
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     TOTAL JAPAN                      308        243        287        257        265        269        357        211        207
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
ASIA (EXCLUDING JAPAN)
  Consumer                            150        150        169        172        158        163        195        202        193
  Corporate                           139        221        111        191        193        200        169        160        179
  Investment Management                28         14         18         21         27         28         25         27         30
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     TOTAL ASIA                       317        385        298        384        378        391        389        389        402
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
LATIN AMERICA
  Consumer                             47         35         56        (76)      (100)       (30)       (22)         7         22
  Corporate                           157        147        170         53       (104)       183       (104)        85        172
  Investment Management                23         14         22          2        (14)        31         17        (16)         6
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     TOTAL LATIN AMERICA              227        196        248        (21)      (218)       184       (109)        76        200
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

PROPRIETARY INVESTMENT
 ACTIVITIES                           (69)       206       (249)       336         35        (70)      (120)       (74)         -

CORPORATE / OTHER                    (190)      (173)      (130)      (125)       (68)        41         62        (98)       (97)

=================================================================================================================================
INCOME FROM CONTINUING
 OPERATIONS                         3,112      3,311      3,235      3,571      3,484      3,829      3,706      2,429      4,103
=================================================================================================================================

  DISCONTINUED OPERATIONS             468        341        (58)       304      1,406        255        214          -          -

  Cumulative Effect of
   Accounting Changes                 (42)      (116)         -          -        (47)         -          -          -          -

=================================================================================================================================
NET INCOME                      $   3,538  $   3,536  $   3,177  $   3,875  $   4,843  $   4,084  $   3,920  $   2,429  $   4,103
=================================================================================================================================

(1)  Excludes Proprietary Investment Activities and Corporate / Other.

Reclassified to conform to the current period's presentation.

                                                                [CITIGROUP LOGO]

CITIGROUP -- NET REVENUES
PRODUCT VIEW
(In millions of dollars)

                                   1Q         2Q         3Q         4Q         1Q         2Q         3Q         4Q         1Q
                                  2001       2001       2001       2001       2002       2002       2002       2002       2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
GLOBAL CONSUMER:
   Cards                        $   2,858  $   2,757  $   3,133  $   3,230  $   3,121  $   3,207  $   3,714  $   3,646  $   3,333
   Consumer Finance                 2,196      2,197      2,334      2,276      2,332      2,449      2,462      2,564      2,532
   Retail Banking                   2,805      2,837      3,416      3,392      3,523      3,409      3,549      3,700      3,961
   Other                               21        117         87         56         50        134         78        182         81
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     TOTAL GLOBAL CONSUMER          7,880      7,908      8,970      8,954      9,026      9,199      9,803     10,092      9,907
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
GLOBAL CORPORATE AND
 INVESTMENT BANK:
   Capital Markets and Banking      4,863      3,835      3,444      4,011      4,378      4,219      3,691      3,451      4,180
   Transaction Services               921        913        878        889        857        962        911        890        913
   Other                              (65)       (18)       (62)       (59)       (99)      (104)       (57)        44        (10)
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     TOTAL GLOBAL CORPORATE
      AND INVESTMENT BANK           5,719      4,730      4,260      4,841      5,136      5,077      4,545      4,385      5,083
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

PRIVATE CLIENT SERVICES             1,586      1,545      1,488      1,471      1,507      1,551      1,430      1,342      1,327

GLOBAL INVESTMENT MANAGEMENT:

   Life Insurance and
    Annuities                       1,221      1,014      1,053      1,144      1,018      1,034        925      1,099      1,133
   Private Bank                       393        377        367        409        423        428        414        439        461
   Asset Management                   462        435        490        480        470        475        451        445        400
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     TOTAL GLOBAL INVESTMENT
      MANAGEMENT                    2,076      1,826      1,910      2,033      1,911      1,937      1,790      1,983      1,994
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

PROPRIETARY INVESTMENT
 ACTIVITIES                           (59)       327       (343)       578        111        (49)       (67)       (30)        94

CORPORATE / OTHER                    (132)      (104)       (87)       (10)       107        278        143        101        131

=================================================================================================================================
TOTAL NET REVENUES              $  17,070  $  16,232  $  16,198  $  17,867  $  17,798  $  17,993  $  17,644  $  17,873  $  18,536
=================================================================================================================================

=================================================================================================================================
MANAGED BASIS REVENUES (1)      $  17,836  $  17,162  $  17,105  $  18,832  $  18,819  $  19,074  $  18,604  $  18,934  $  19,638
=================================================================================================================================

(1) Segment revenues disclosed above are prepared on an owned basis in accordance with Generally Accepted Accounting Principles (GAAP). The managed basis disclosures treat the receivables as if they had not been securitized and are still on our balance sheet, reflecting the interest revenue and expense associated with the portfolio, as well as the credit costs incurred. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way the business is managed. For a reconciliation of managed basis revenue to GAAP revenues, see the Cards business on page 6.

Reclassified to conform to the current period's presentation.

                                                                [CITIGROUP LOGO]

CITIGROUP -- NET REVENUES
REGIONAL VIEW
(In millions of dollars)

                                   1Q         2Q         3Q         4Q         1Q         2Q         3Q         4Q         1Q
                                  2001       2001       2001       2001       2002       2002       2002       2002       2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 NORTH AMERICA (EXCLUDING
  MEXICO)(1)
    Consumer                    $   5,358  $   5,396  $   5,946  $   5,986  $   5,917  $   6,041  $   6,422  $   6,667  $   6,566
    Corporate                       2,834      2,056      1,876      2,142      2,612      2,408      2,094      1,695      2,409
    Private Client Services         1,586      1,545      1,488      1,471      1,507      1,551      1,430      1,342      1,327
    Investment Management           1,619      1,416      1,397      1,469      1,385      1,320      1,271      1,448      1,403
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
       TOTAL NORTH AMERICA
        (EXCLUDING MEXICO)         11,397     10,413     10,707     11,068     11,421     11,320     11,217     11,152     11,705
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 MEXICO
    Consumer                           54         69        482        633        635        699        690        613        656
    Corporate                          86         80        132        322        315        200        149        196        185
    Investment Management              46         46        106        212        185        212        161        169        175
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
       TOTAL MEXICO                   186        195        720      1,167      1,135      1,111      1,000        978      1,016
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 EUROPE, MIDDLE EAST AND
  AFRICA (EMEA)
    Consumer                          670        652        695        710        740        805        856        986        924
    Corporate                       1,555      1,421      1,160      1,318      1,154      1,351      1,224      1,422      1,414
    Investment Management             111        101        100        103         95        110        105        125        121
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
       TOTAL EMEA                   2,336      2,174      1,955      2,131      1,989      2,266      2,185      2,533      2,459
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 JAPAN
    Consumer                          836        839        883        884        796        933      1,027        967        887
    Corporate                         192         48         68         16         63         27        170         30         60
    Investment Management              53         53         54         60         66         70         64         70         75
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
       TOTAL JAPAN                  1,081        940      1,005        960        925      1,030      1,261      1,067      1,022
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 ASIA (EXCLUDING JAPAN)
    Consumer                          596        595        614        627        616        645        682        702        692
    Corporate                         584        674        536        600        608        640        604        551        587
    Investment Management             108         80         83         98        101        106         95        121        130
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
       TOTAL ASIA                   1,288      1,349      1,233      1,325      1,325      1,391      1,381      1,374      1,409
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 LATIN AMERICA
    Consumer                          366        357        350        114        322         76        126        157        182
    Corporate                         468        451        488        443        384        451        304        491        428
    Investment Management             139        130        170         91         79        119         94         50         90
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
       TOTAL LATIN AMERICA            973        938      1,008        648        785        646        524        698        700
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

 PROPRIETARY INVESTMENT
  ACTIVITIES                          (59)       327       (343)       578        111        (49)       (67)       (30)        94

 CORPORATE / OTHER                   (132)      (104)       (87)       (10)       107        278        143        101        131

=================================================================================================================================
TOTAL NET REVENUES              $  17,070  $  16,232  $  16,198  $  17,867  $  17,798  $  17,993  $  17,644  $  17,873  $  18,536
=================================================================================================================================

(1)  Excludes Proprietary Investment Activities and Corporate / Other.

Reclassified to conform to the current period's presentation.

                                                                [CITIGROUP LOGO]

GLOBAL CONSUMER
CARDS
(In millions of dollars)

                                   1Q         2Q         3Q         4Q         1Q         2Q         3Q         4Q         1Q
                                  2001       2001       2001       2001       2002       2002       2002       2002       2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL REVENUES, NET OF
 INTEREST EXPENSE               $   2,858  $   2,757  $   3,133  $   3,230  $   3,121  $   3,207  $   3,714  $   3,646  $   3,333
Effect of Securitization
 Activities                           731        902        882        939      1,013      1,081        960      1,061      1,102
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
   ADJUSTED REVENUES, NET OF
    INTEREST EXPENSE (1)            3,589      3,659      4,015      4,169      4,134      4,288      4,674      4,707      4,435
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Expenses            1,356      1,318      1,398      1,349      1,327      1,381      1,418      1,409      1,446
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Provision for Credit Losses           591        579        669        754        897        729        978        806        774
Effect of Securitization
 Activities                           731        902        882        939      1,013      1,081        960      1,061      1,102
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
   Adjusted Provision for
    Credit Losses (1)               1,322      1,481      1,551      1,693      1,910      1,810      1,938      1,867      1,876
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income Before Taxes                   911        860      1,066      1,127        897      1,097      1,318      1,431      1,113
Income Taxes                          340        324        394        384        318        375        469        500        378
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM CONTINUING
 OPERATIONS                     $     571  $     536  $     672  $     743  $     579  $     722  $     849  $     931  $     735
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

Average Assets (in billions of
 dollars)                       $      60  $      60  $      62  $      59  $      57  $      60  $      66  $      70  $      68
Return on Assets                     3.86%      3.58%      4.30%      5.00%      4.12%      4.83%      5.10%      5.28%      4.38%
Return on Managed Assets             1.98%      1.82%      2.19%      2.42%      1.94%      2.40%      2.61%      2.82%      2.23%

KEY INDICATORS (in billions of
 dollars):

End of Period Managed
 Receivables (2)                $   111.9  $   116.0  $   119.5  $   122.7  $   118.5  $   122.3  $   125.0  $   131.8  $   127.0
EOP Open Accounts
 (in millions)                      101.5      103.1      105.0      105.5      104.5      104.4      101.4      102.2      100.6
Total Sales                     $    62.5  $    66.9  $    67.1  $    69.3  $    62.3  $    70.1  $    71.1  $    74.8  $    65.7

Managed Net Interest Revenue
 (in millions of dollars) (1)   $   2,699  $   2,738  $   3,058  $   3,328  $   3,218  $   3,163  $   3,317  $   3,372  $   3,232
   % of Average Managed Loans        9.79%      9.80%     10.44%     11.20%     11.08%     10.70%     10.79%     10.67%     10.34%

Risk Adjusted Revenue
 (in millions of dollars) (3)   $   2,282  $   2,157  $   2,468  $   2,477  $   2,341  $   2,448  $   2,910  $   2,935  $   2,603
   % of Average Managed Loans        8.28%      7.71%      8.42%      8.34%      8.06%      8.29%      9.47%      9.29%      8.33%

AVERAGE MANAGED LOANS:
   Securitized                  $    58.5  $    59.7  $    61.3  $    64.9  $    66.8  $    65.2  $    64.6  $    64.3  $    67.7
   Held for Sale                      7.0        7.4        8.2        6.5        6.5        6.5        6.5        6.5        5.1
   On Balance Sheet                  46.2       45.1       46.8       46.5       44.5       46.8       50.8       54.5       54.0
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
       Total Managed            $   111.7  $   112.2  $   116.3  $   117.9  $   117.8  $   118.5  $   121.9  $   125.3  $   126.8
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

Coincident Managed Net Credit
 Loss Ratio                          4.74%      5.37%      5.28%      5.69%      6.17%      6.23%      5.74%      5.61%      5.86%
12 Month Lagged Managed Net
 Credit Loss Ratio                   5.54%      6.05%      5.78%      6.08%      6.50%      6.58%      6.02%      5.96%      6.31%

Loans 90+Days Past Due
(in millions of dollars)        $   2,000  $   1,937  $   2,118  $   2,386  $   2,492  $   2,260  $   2,309  $   2,397  $   2,406
   % of EOP Managed Loans            1.80%      1.68%      1.79%      1.97%      2.12%      1.86%      1.86%      1.84%      1.92%

(1) The managed basis disclosures treat the receivables as if they had not been securitized and are still on our balance sheet, reflecting the interest revenue and expense associated with the portfolio, as well as the credit costs incurred. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way the business is managed.

(2)  Includes accrued interest receivable.

(3)  Risk adjusted revenue is total revenues less net credit losses.

Reclassified to conform to the current period's presentation.

                                                                [CITIGROUP LOGO]

GLOBAL CONSUMER
CARDS
NORTH AMERICA CARDS
(In millions of dollars)

                                   1Q         2Q         3Q         4Q         1Q         2Q         3Q         4Q         1Q
                                  2001       2001       2001       2001       2002       2002       2002       2002       2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL REVENUES, NET OF
 INTEREST EXPENSE               $   2,301  $   2,215  $   2,574  $   2,777  $   2,583  $   2,635  $   3,137  $   3,047  $   2,732
Effect of Securitization
 Activities                           731        902        882        939      1,013      1,081        960      1,061      1,102
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
   ADJUSTED REVENUES, NET OF
    INTEREST EXPENSE (1)            3,032      3,117      3,456      3,716      3,596      3,716      4,097      4,108      3,834
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Expenses            1,060      1,027      1,121      1,073      1,045      1,079      1,143      1,121      1,134
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Provision for Credit Losses           498        477        567        650        668        638        862        675        638
Effect of Securitization
 Activities                           731        902        882        939      1,013      1,081        960      1,061      1,102
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
   Adjusted Provision for
    Credit Losses (1)               1,229      1,379      1,449      1,589      1,681      1,719      1,822      1,736      1,740
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income Before Taxes                   743        711        886      1,054        870        918      1,132      1,251        960
Income Taxes                          277        265        327        358        313        313        404        438        325
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM CONTINUING
 OPERATIONS                     $     466  $     446  $     559  $     696  $     557  $     605  $     728  $     813  $     635
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

Average Assets (in billions of
 dollars)                       $      50  $      49  $      51  $      48  $      46  $      49  $      54  $      58  $      55
Return on Assets                     3.78%      3.65%      4.35%      5.75%      4.91%      4.95%      5.35%      5.56%      4.68%
Return on Managed Assets             1.77%      1.66%      2.00%      2.49%      2.03%      2.23%      2.47%      2.70%      2.13%

KEY INDICATORS (in billions of
 dollars)

End of Period Managed
 Receivables (2)                $   102.7  $   106.0  $   109.1  $   112.1  $   108.5  $   111.5  $   114.1  $   119.8  $   115.5
EOP Open Accounts
 (in millions)                       90.6       91.4       93.0       93.0       91.7       91.3       88.1       88.7       86.7
Total Sales                     $    54.9  $    59.1  $    59.1  $    61.2  $    54.9  $    61.9  $    62.4  $    65.7  $    57.1

Managed Net Interest Revenue
 (in millions of dollars) (1)   $   2,399  $   2,448  $   2,755  $   2,998  $   2,883  $   2,816  $   2,952  $   2,992  $   2,838
   % of Average Managed Loans        9.51%      9.59%     10.32%     11.06%     10.86%     10.46%     10.55%     10.41%      9.99%

Risk Adjusted Revenue
 (in millions of dollars) (3)   $   1,815  $   1,716  $   2,008  $   2,127  $   1,915  $   1,997  $   2,481  $   2,455  $   2,119
   % of Average Managed Loans        7.20%      6.72%      7.52%      7.85%      7.22%      7.41%      8.87%      8.54%      7.46%

AVERAGE MANAGED LOANS:
   Securitized                  $    58.5  $    59.7  $    61.3  $    64.9  $    66.8  $    65.2  $    64.6  $    64.3  $    67.7
   Held for Sale                      7.0        7.4        8.2        6.5        6.5        6.5        6.5        6.5        5.1
   On Balance Sheet                  36.7       35.3       36.4       36.2       34.3       36.3       40.0       43.2       42.4
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
       Total Managed            $   102.2  $   102.4  $   105.9  $   107.6  $   107.6  $   108.0  $   111.1  $   114.0  $   115.2
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

MANAGED NET CREDIT LOSSES
 (IN MILLIONS OF DOLLARS):
   Securitized                  $     668  $     812  $     790  $     870  $     935  $     989  $     874  $     962  $   1,024
   Held for Sale                       63         90         92         69         78         92         86         99         78
   On Balance Sheet                   486        499        566        650        668        638        656        592        613
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
       Total Managed            $   1,217  $   1,401  $   1,448  $   1,589  $   1,681  $   1,719  $   1,616  $   1,653  $   1,715
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

Coincident Managed Net Credit
 Loss Ratio                          4.83%      5.49%      5.42%      5.86%      6.33%      6.38%      5.77%      5.75%      6.04%
12 Month Lagged Managed Net
 Credit Loss Ratio                   5.68%      6.20%      5.92%      6.23%      6.67%      6.73%      6.05%      6.10%      6.46%

Loans 90+Days Past Due
 (in millions of dollars)       $   1,855  $   1,791  $   1,959  $   2,210  $   2,293  $   2,025  $   2,107  $   2,185  $   2,180
   % of EOP Managed Loans            1.82%      1.71%      1.81%      1.99%      2.13%      1.83%      1.87%      1.85%      1.91%

(1) The managed basis disclosures treat the receivables as if they had not been securitized and are still on our balance sheet, reflecting the interest revenue and expense associated with the portfolio, as well as the credit costs incurred. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way the business is managed.

(2)  Includes accrued interest receivable.

(3)  Risk adjusted revenue is total revenues less net credit losses.

Reclassified to conform to the current period's presentation.

                                                                [CITIGROUP LOGO]

GLOBAL CONSUMER
CARDS
INTERNATIONAL CARDS
(In millions of dollars)

                                   1Q         2Q         3Q         4Q         1Q         2Q         3Q         4Q         1Q
                                  2001       2001       2001       2001       2002       2002       2002       2002       2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL REVENUES, NET OF
 INTEREST EXPENSE               $     557  $     542  $     559  $     453  $     538  $     572  $     577  $     599  $     601
Total Operating Expenses              296        291        277        276        282        302        275        288        312
Provision for Credit Losses            93        102        102        104        229         91        116        131        136
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income Before Taxes                   168        149        180         73         27        179        186        180        153
Income Taxes                           63         59         67         26          5         62         65         62         53
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM CONTINUING
 OPERATIONS                     $     105  $      90  $     113  $      47  $      22  $     117  $     121  $     118  $     100
                                =========  =========  =========  =========  =========  =========  =========  =========  =========
Average Assets (in billions of
 dollars)                       $      10  $      11  $      11  $      11  $      11  $      11  $      12  $      12  $      13
Return on Assets                     4.26%      3.28%      4.08%      1.70%      0.81%      4.27%      4.00%      3.90%      3.12%

KEY INDICATORS (in billions of
 dollars)

End of Period Receivables (1)   $     9.2  $    10.0  $    10.4  $    10.6  $    10.0  $    10.8  $    10.9  $    12.0  $    11.5
EOP Open Accounts
 (in millions)                       10.9       11.7       12.0       12.5       12.8       13.1       13.3       13.5       13.9
Total Sales                     $     7.6  $     7.8  $     8.0  $     8.1  $     7.4  $     8.2  $     8.7  $     9.1  $     8.6

Net Interest Revenue
 (in millions of dollars)       $     300  $     290  $     303  $     330  $     335  $     347  $     365  $     380  $     394
    % of Average Loans              12.82%     11.96%     11.69%     12.66%     13.38%     13.24%     13.33%     13.39%     13.82%

Risk Adjusted Revenue
 (in millions of dollars) (2)   $     467  $     441  $     460  $     350  $     426  $     451  $     429  $     480  $     484
    % of Average Loans              19.93%     18.17%     17.72%     13.40%     17.07%     17.28%     15.67%     16.91%     17.02%

AVERAGE LOANS:
    EMEA                        $     2.3  $     2.7  $     2.9  $     2.8  $     2.9  $     3.1  $     3.3  $     3.8  $     4.0
    Japan                             1.0        1.0        1.1        1.0        1.0        1.1        1.1        1.1        1.0
    Asia (excluding Japan)            5.0        5.0        5.3        5.4        5.5        5.8        5.9        6.0        6.2
    Latin America                     1.2        1.1        1.1        1.1        0.8        0.5        0.5        0.4        0.4
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
          Total                 $     9.5  $     9.8  $    10.4  $    10.3  $    10.2  $    10.5  $    10.8  $    11.3  $    11.6
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

Net Credit Losses
 (in millions of dollars)       $      90  $     101  $      99  $     103  $     111  $     122  $     148  $     119  $     117

Coincident Net Credit Loss
 Ratio                               3.86%      4.17%      3.84%      3.96%      4.46%      4.64%      5.41%      4.21%      4.09%
12 Month Lagged Net Credit
 Loss Ratio                          4.15%      4.47%      4.31%      4.47%      4.76%      4.99%      5.71%      4.57%      4.67%

Loans 90+Days Past Due
 (in millions of dollars)       $     145  $     146  $     159  $     176  $     199  $     235  $     202  $     212  $     226
    % of EOP Loans                   1.58%      1.46%      1.53%      1.66%      2.00%      2.17%      1.85%      1.78%      1.97%

(1)  Includes accrued interest receivable.
(2)  Risk adjusted revenue is total revenues less net credit losses.

Reclassified to conform to the current period's presentation.

                                                                [CITIGROUP LOGO]

GLOBAL CONSUMER
CONSUMER FINANCE
(In millions of dollars)

                                   1Q         2Q         3Q         4Q         1Q         2Q         3Q         4Q         1Q
                                  2001       2001       2001       2001       2002       2002       2002       2002       2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL REVENUES, NET OF
 INTEREST EXPENSE               $   2,196  $   2,197  $   2,334  $   2,276  $   2,332  $   2,449  $   2,462  $   2,564  $   2,532
Total Operating Expenses              960        864        843        777        755        789        776        794        865
Provisions for Benefits,
 Claims and Credit Losses             611        602        632        719        750        775        844        925        930
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income Before Taxes                   625        731        859        780        827        885        842        845        737
Income Taxes                          230        265        313        282        297        317        303        283        252
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM CONTINUING
 OPERATIONS                     $     395  $     466  $     546  $     498  $     530  $     568  $     539  $     562  $     485
                                =========  =========  =========  =========  =========  =========  =========  =========  =========
Average Assets (in billions of
 dollars)                       $      86  $      88  $      89  $      91  $      91  $      94  $      98  $     100  $     104
Return on Assets                     1.86%      2.12%      2.43%      2.17%      2.36%      2.42%      2.18%      2.23%      1.89%

KEY INDICATORS:

AVERAGE LOANS (in billions of
 dollars):
    Real estate secured loans   $    44.1  $    44.4  $    45.6  $    46.4  $    46.4  $    47.3  $    48.2  $    50.0  $    51.0
    Personal loans                   19.3       19.7       20.2       20.4       20.1       21.4       22.7       22.2       22.5
    Auto                              5.4        6.0        6.6        7.1        7.4        7.9        8.4        9.8       10.8
    Sales finance and other           3.6        3.8        3.6        3.9        3.3        4.1        4.1        4.5        4.5
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
       Total                    $    72.4  $    73.9  $    76.0  $    77.8  $    77.2  $    80.7  $    83.4  $    86.5  $    88.8
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

Average Yield                       16.22%     15.51%     15.06%     14.70%     14.77%     14.79%     14.51%     14.19%     14.11%
Average Net Interest Margin         10.55%     10.29%     10.29%     10.41%     10.58%     10.82%     10.62%     10.48%     10.55%
Net Credit Loss Ratio                2.89%      2.80%      2.85%      3.41%      3.52%      3.60%      3.71%      3.91%      3.91%

Loans 90+ Days Past Due
 (in millions of dollars)       $   1,783  $   1,964  $   2,159  $   2,269  $   2,242  $   2,166  $   2,179  $   2,197  $   2,183
    % of EOP Loans                   2.45%      2.65%      2.78%      2.92%      2.86%      2.62%      2.60%      2.48%      2.45%

NUMBER OF OFFICES:
    North America                   2,576      2,484      2,468      2,413      2,394      2,410      2,420      2,411      2,394
    International                   1,180      1,183      1,174      1,149      1,142      1,199      1,187      1,137      1,103
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
       Total                        3,756      3,667      3,642      3,562      3,536      3,609      3,607      3,548      3,497
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

Reclassified to conform to the current period's presentation.

                                                                [CITIGROUP LOGO]

GLOBAL CONSUMER
CONSUMER FINANCE
NORTH AMERICA CONSUMER FINANCE
(In millions of dollars)

                                   1Q         2Q         3Q         4Q         1Q         2Q         3Q         4Q         1Q
                                  2001       2001       2001       2001       2002       2002       2002       2002       2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL REVENUES, NET OF
 INTEREST EXPENSE               $   1,368  $   1,363  $   1,455  $   1,446  $   1,520  $   1,512  $   1,495  $   1,585  $   1,629
Total Operating Expenses              609        549        521        467        491        460        462        480        537
Provisions for Benefits,
 Claims and Credit Losses             412        414        428        503        508        520        496        550        559
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income Before Taxes                   347        400        506        476        521        532        537        555        533
Income Taxes                          130        146        188        176        190        195        196        197        197
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM CONTINUING
 OPERATIONS                     $     217  $     254  $     318  $     300  $     331  $     337  $     341  $     358  $     336
                                =========  =========  =========  =========  =========  =========  =========  =========  =========
Average Assets (in billions of
 dollars)                       $      65  $      67  $      68  $      68  $      69  $      70  $      72  $      75  $      78
Return on Assets                     1.35%      1.52%      1.86%      1.75%      1.95%      1.93%      1.88%      1.89%      1.75%

KEY INDICATORS:

AVERAGE LOANS (IN BILLIONS OF
 DOLLARS):
     Real estate secured loans  $    40.3  $    40.6  $    41.3  $    41.7  $    41.7  $    42.1  $    42.6  $    44.3  $    45.0
     Personal loans                   9.8        9.8        9.8        9.8        9.9       10.1       10.2       10.3       10.4
     Auto                             3.5        4.1        4.6        5.1        5.4        5.8        6.2        7.8        8.8
     Sales finance and other          2.6        2.5        2.5        2.6        2.8        2.9        3.3        3.5        3.8
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
        Total                   $    56.2  $    57.0  $    58.2  $    59.2  $    59.8  $    60.9  $    62.3  $    65.9  $    68.0
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

Average Yield                       14.15%     13.80%     13.32%     13.06%     13.36%     13.06%     12.76%     12.56%     12.53%
Average Net Interest Margin          7.93%      8.09%      8.14%      8.26%      8.64%      8.45%      8.29%      8.33%      8.56%
Net Credit Loss Ratio                2.52%      2.49%      2.48%      3.08%      3.00%      3.10%      2.79%      3.10%      3.06%

Loans 90+ Days Past Due
 (in millions of dollars)       $   1,597  $   1,759  $   1,908  $   2,001  $   1,979  $   1,828  $   1,777  $   1,786  $   1,786
     % of EOP Loans                  2.82%      3.06%      3.24%      3.36%      3.28%      2.97%      2.82%      2.64%      2.60%

NUMBER OF OFFICES:
     North America
      (excluding Mexico)            2,511      2,417      2,401      2,302      2,278      2,280      2,288      2,267      2,248
     Mexico                            65         67         67        111        116        130        132        144        146
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
        Total                       2,576      2,484      2,468      2,413      2,394      2,410      2,420      2,411      2,394
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

Reclassified to conform to the current period's presentation.

                                                                [CITIGROUP LOGO]

GLOBAL CONSUMER
CONSUMER FINANCE
INTERNATIONAL CONSUMER FINANCE
(In millions of dollars)

                                   1Q         2Q         3Q         4Q         1Q         2Q         3Q         4Q         1Q
                                  2001       2001       2001       2001       2002       2002       2002       2002       2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL REVENUES, NET OF
 INTEREST EXPENSE               $     828  $     834  $     879  $     830  $     812  $     937  $     967  $     979  $     903
Total Operating Expenses              351        315        322        310        264        329        314        314        328
 Provisions for Benefits,
 Claims and Credit Losses             199        188        204        216        242        255        348        375        371
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income Before Taxes                   278        331        353        304        306        353        305        290        204
Income Taxes                          100        119        125        106        107        122        107         86         55
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM CONTINUING
 OPERATIONS                     $     178  $     212  $     228  $     198  $     199  $     231  $     198  $     204  $     149
                                =========  =========  =========  =========  =========  =========  =========  =========  =========
Average Assets (in billions
 of dollars)                    $      21  $      21  $      21  $      23  $      22  $      24  $      26  $      25  $      26
Return on Assets                     3.44%      4.05%      4.31%      3.42%      3.67%      3.86%      3.02%      3.24%      2.32%

KEY INDICATORS:

AVERAGE LOANS (IN BILLIONS OF
 DOLLARS):
  Real estate secured loans     $     3.8  $     3.8  $     4.3  $     4.7  $     4.7  $     5.2  $     5.6  $     5.7  $     6.0
  Personal loans                      9.5        9.9       10.4       10.6       10.2       11.3       12.5       11.9       12.1
  Auto                                1.9        1.9        2.0        2.0        2.0        2.1        2.2        2.0        2.0
  Sales finance and other             1.0        1.3        1.1        1.3        0.5        1.2        0.8        1.0        0.7
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total                       $    16.2  $    16.9  $    17.8  $    18.6  $    17.4  $    19.8  $    21.1  $    20.6  $    20.8
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

Average Yield                       23.41%     21.44%     20.75%     20.03%     19.54%     20.17%     19.68%     19.42%     19.20%
Average Net Interest Margin         19.63%     17.85%     17.36%     17.36%     17.17%     18.17%     17.53%     17.32%     16.94%
Net Credit Loss Ratio                4.17%      3.86%      4.05%      4.44%      5.32%      5.16%      6.42%      6.48%      6.69%

Loans 90+ Days Past Due (in
 millions of dollars)           $     186  $     205  $     251  $     268  $     263  $     338  $     402  $     411  $     397
  % of EOP Loans                     1.16%      1.23%      1.34%      1.49%      1.46%      1.61%      1.94%      1.98%      1.93%

NUMBER OF OFFICES:
  EMEA                                130        126        127        129        129        130        129        133        135
  Japan                               899        906        905        877        879        940        940        884        840
  Asia (excluding Japan)               31         32         32         33         31         31         32         36         49
  Latin America                       120        119        110        110        103         98         86         84         79
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total                           1,180      1,183      1,174      1,149      1,142      1,199      1,187      1,137      1,103
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

Reclassified to conform to the current period's presentation.

                                                                [CITIGROUP LOGO]

GLOBAL CONSUMER
RETAIL BANKING
(In millions of dollars)

                                   1Q         2Q         3Q         4Q         1Q         2Q         3Q         4Q         1Q
                                  2001       2001       2001       2001       2002       2002       2002       2002       2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL REVENUES, NET OF
 INTEREST EXPENSE               $   2,805  $   2,837  $   3,416  $   3,392  $   3,523  $   3,409  $   3,549  $   3,700  $   3,961
Total Operating Expenses            1,548      1,624      1,841      1,933      1,942      1,910      1,826      2,024      2,102
Provisions for Benefits,
 Claims and Credit Losses             360        386        411        488        535        485        382        353        419
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income Before Taxes and
 Minority Interest                    897        827      1,164        971      1,046      1,014      1,341      1,323      1,440
Income Taxes                          318        294        419        360        374        360        469        452        447
Minority Interest, Net of Tax           4          7          6          8         10          9          8         11         19
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM CONTINUING
 OPERATIONS                     $     575  $     526  $     739  $     603  $     662  $     645  $     864  $     860  $     974
                                =========  =========  =========  =========  =========  =========  =========  =========  =========
Average Assets (in billions
 of dollars)                    $     145  $     145  $     161  $     166  $     177  $     179  $     183  $     209  $     227
Return on Assets                     1.61%      1.46%      1.82%      1.44%      1.52%      1.45%      1.87%      1.63%      1.74%

KEY INDICATORS:

AVERAGE CUSTOMER DEPOSITS (IN
 BILLIONS OF DOLLARS):
  North America                 $    53.3  $    53.7  $    80.7  $    85.5  $    89.4  $    87.4  $    84.7  $   101.8  $   111.9
  International                      77.8       77.7       78.6       78.0       77.0       79.1       79.5       79.6       81.4
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total                       $   131.1  $   131.4  $   159.3  $   163.5  $   166.4  $   166.5  $   164.2  $   181.4  $   193.3
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

AVERAGE LOANS (IN BILLIONS OF
 DOLLARS):
  North America                 $    79.5  $    77.7  $    88.9  $    91.6  $    91.9  $    91.4  $    93.1  $   113.9  $   124.7
  International                      34.6       33.6       34.4       34.1       33.7       34.8       35.2       33.4       34.7
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total                       $   114.1  $   111.3  $   123.3  $   125.7  $   125.6  $   126.2  $   128.3  $   147.3  $   159.4
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

Net Credit Loss Ratio -
 excluding Commercial Markets        0.59%      0.57%      0.75%      0.79%      0.86%      0.79%      0.74%      0.48%      0.42%
Net Credit Loss Ratio -
 Commercial Markets                  1.50%      1.89%      2.08%      2.94%      1.66%      2.55%      1.50%      1.38%      1.65%

Loans 90+Days Past Due
 excl Commercial Markets (in
 millions of dollars)           $   2,108  $   2,330  $   2,831  $   2,755  $   2,828  $   3,037  $   2,969  $   3,647  $   3,644
  % of EOP Loans                     2.76%      3.10%      3.37%      3.31%      3.40%      3.46%      3.39%      3.18%      3.18%

Cash Basis Loans  - Commercial
 Markets (in millions of
 dollars)                       $     580  $     622  $   1,093  $   1,301  $   1,321  $   1,161  $   1,234  $   1,299  $   1,250
  % of EOP Loans                     1.64%      1.74%      2.59%      3.13%      3.29%      2.95%      3.23%      2.90%      2.88%

EOP ACCOUNTS (IN MILLIONS):
  North America                      16.8       17.0       26.4       26.0       26.3       26.7       27.3       29.7       29.4
  International                      16.5       16.7       17.0       17.2       17.3       18.2       17.8       17.0       17.0
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total                            33.3       33.7       43.4       43.2       43.6       44.9       45.1       46.7       46.4
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

BRANCHES:
  Citibanking North America           381        380        459        460        461        459        458        812        781
  Mexico                              196        196      1,560      1,485      1,489      1,429      1,423      1,422      1,413
  International                       897        906        907        913        909        908        890        891        875
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total                           1,474      1,482      2,926      2,858      2,859      2,796      2,771      3,125      3,069
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

Reclassified to conform to the current period's presentation.

                                                                [CITIGROUP LOGO]

GLOBAL CONSUMER
RETAIL BANKING
NORTH AMERICA RETAIL BANKING
(In millions of dollars)

                                   1Q         2Q         3Q         4Q         1Q         2Q         3Q         4Q         1Q
                                  2001       2001       2001       2001       2002       2002       2002       2002       2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL REVENUES, NET OF
 INTEREST EXPENSE:
Citibanking North America,
 Consumer Assets and
 CitiCapital                    $   1,165  $   1,242  $   1,454  $   1,395  $   1,432  $   1,445  $   1,415  $   1,627  $   1,797
Primerica Financial Services          536        504        507        508        519        513        496        530        523
Mexico                                 21         25        350        437        448        503        491        406        462
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  TOTAL REVENUES, NET OF
   INTEREST EXPENSE                 1,722      1,771      2,311      2,340      2,399      2,461      2,402      2,563      2,782

Total Operating Expenses              916        986      1,258      1,366      1,347      1,308      1,213      1,378      1,435
Provisions for Benefits,
 Claims and Credit Losses             265        299        299        378        324        428        306        268        326
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income Before Taxes and
 Minority Interest                    541        486        754        596        728        725        883        917      1,021
Income Taxes                          189        176        270        232        267        258        303        312        315
Minority Interest, Net of Tax           4          7          6          8         10          9          8         11         19
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM CONTINUING
 OPERATIONS                     $     348  $     303  $     478  $     356  $     451  $     458  $     572  $     594  $     687
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

INCOME (LOSS) FROM CONTINUING
 OPERATIONS BY BUSINESS:

  Citibanking North America,
   Consumer Assets and
   CitiCapital                  $     212  $     193  $     342  $     263  $     326  $     292  $     339  $     356  $     459
  Primerica Financial Services        155        133        134        140        133        131        126        147        136
  Mexico                              (19)       (23)         2        (47)        (8)        35        107         91         92
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total                       $     348  $     303  $     478  $     356  $     451  $     458  $     572  $     594  $     687
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

KEY INDICATORS:

AVERAGE CUSTOMER DEPOSITS (IN
 BILLIONS OF DOLLARS):

  North America (excluding
   Mexico)                      $    50.3  $    51.1  $    59.0  $    61.1  $    62.6  $    62.7  $    62.4  $    79.9  $    90.6
  Mexico                              3.0        2.6       21.7       24.4       26.8       24.7       22.3       21.9       21.3
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total                       $    53.3  $    53.7  $    80.7  $    85.5  $    89.4  $    87.4  $    84.7  $   101.8  $   111.9
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

AVERAGE LOANS BY TYPE (IN
 BILLIONS OF DOLLARS):

  Mortgages                     $    27.3  $    25.5  $    29.0  $    31.2  $    31.0  $    32.7  $    35.3  $    51.3  $    59.6
  Student Loans                      16.8       17.2       17.6       18.3       19.2       19.2       19.9       21.3       22.0
  Personal                            1.6        1.6        1.6        1.5        1.5        1.4        1.4        1.4        1.3
  Commerical Markets                 32.9       32.6       38.4       38.9       38.7       36.7       36.0       39.6       41.7
  Other                               0.9        0.8        2.3        1.7        1.5        1.4        0.5        0.3        0.1
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total                       $    79.5  $    77.7  $    88.9  $    91.6  $    91.9  $    91.4  $    93.1  $   113.9  $   124.7
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

Net Credit Loss Ratio -
 excluding Commercial Markets        0.20%      0.23%      0.43%      0.55%      0.58%      0.69%      0.41%      0.20%      0.17%
Net Credit Loss Ratio -
 Commercial Markets                  1.60%      2.01%      2.09%      2.89%      1.71%      2.68%      1.55%      1.38%      1.69%

Loans 90+Days Past Due -
 excl Commercial Markets (in
 millions of dollars)           $   1,035  $   1,292  $   1,733  $   1,681  $   1,812  $   1,890  $   1,837  $   2,419  $   2,357
  % of EOP Loans                     2.29%      2.92%      3.30%      3.21%      3.43%      3.44%      3.20%      2.90%      2.87%

Cash Basis Loans -
 Commercial Markets (in
 millions of dollars)           $     526  $     575  $   1,045  $   1,256  $   1,281  $   1,109  $   1,152  $   1,219  $   1,173
  % of EOP Loans                     1.62%      1.74%      2.66%      3.23%      3.41%      3.03%      3.23%      2.87%      2.86%

CITIBANKING NORTH AMERICA AND
 CONSUMER ASSETS:

Mutual Fund / UIT Sales at NAV
 (in millions of dollars)       $   1,706  $   1,244  $     916  $     856  $     841  $     866  $     783  $     735  $     831
Variable Annuity Net Written
 Premiums & Deposits (in
 millions of dollars)           $     304  $     302  $     316  $     372  $     367  $     327  $     375  $     329  $     394
EOP Mortgage Servicing
 Portfolio (in billions of
 dollars)                       $    70.3  $    73.4  $    76.3  $    75.5  $    74.9  $    80.6  $    82.0  $   162.9  $   155.4
Mortgage Orginations (in
 billions of dollars)           $     5.9  $     8.8  $     8.1  $     9.5  $    10.7  $    11.8  $    12.7  $    20.0  $    21.3
Student Loan Originations (in
 billions of dollars)           $     1.5  $     0.5  $     1.2  $     1.2  $     1.5  $     0.7  $     2.2  $     1.6  $     2.3

PRIMERICA FINANCIAL SERVICES:

Life Insurance in Force (in
 billions of dollars)           $   415.4  $   422.9  $   427.7  $   434.8  $   441.3  $   452.6  $   459.1  $   466.8  $   474.4
Loan Volumes (in millions of
 dollars) (1)                   $   694.5  $ 1,091.9  $ 1,006.1  $ 1,077.3  $ 1,253.8  $ 1,139.8  $ 1,105.4  $ 1,237.4  $ 1,259.6
Mutual Fund / UIT Sales at NAV
 (in millions of dollars)       $     994  $     868  $     777  $     770  $     937  $     964  $     718  $     687  $     706
Variable Annuity Net Written
 Premiums & Deposits (in
 millions of dollars)           $     248  $     237  $     222  $     217  $     225  $     250  $     184  $     156  $     158

(1) Represents loan products marketed by PFS; the receivables are primarily reflected in the assets of Consumer Finance.

Reclassified to conform to the current period's presentation.

                                                                [CITIGROUP LOGO]

GLOBAL CONSUMER
RETAIL BANKING
INTERNATIONAL RETAIL BANKING
(In millions of dollars)

                                   1Q         2Q         3Q         4Q         1Q         2Q         3Q         4Q         1Q
                                  2001       2001       2001       2001       2002       2002       2002       2002       2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL REVENUES, NET OF
 INTEREST EXPENSE:
EMEA                            $     426  $     411  $     428  $     431  $     444  $     489  $     526  $     550  $     560
Japan                                 106        109        114        106        102        111        167        111        107
Asia (excluding Japan)                344        344        351        364        354        356        394        382        398
Latin America                         207        202        212        151        224         (8)        60         94        114
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  TOTAL REVENUES, NET OF
   INTEREST EXPENSE                 1,083      1,066      1,105      1,052      1,124        948      1,147      1,137      1,179
Total Operating Expenses              632        638        583        567        595        602        613        646        667
Provisions for Benefits,
 Claims and Credit Losses              95         87        112        110        211         57         76         85         93
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income Before Taxes                   356        341        410        375        318        289        458        406        419
Income Taxes                          129        118        149        128        107        102        166        140        132
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM CONTINUING
 OPERATIONS                     $     227  $     223  $     261  $     247  $     211  $     187  $     292  $     266  $     287
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

INCOME FROM CONTINUING
 OPERATIONS BY REGION:

  EMEA                          $      70  $      72  $      71  $      83  $      88  $     101  $     114  $     102  $     108
  Japan                                31         30         38         35         32         39         72         39         31
  Asia (excluding Japan)              104        107        114        119        110        116        141        129        137
  Latin America                        22         14         38         10        (19)       (69)       (35)        (4)        11
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total                       $     227  $     223  $     261  $     247  $     211  $     187  $     292  $     266  $     287
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

KEY INDICATORS:

AVERAGE CUSTOMER DEPOSITS (IN
 BILLIONS OF DOLLARS):
  EMEA                          $    15.9  $    16.3  $    17.1  $    17.2  $    16.2  $    16.9  $    17.0  $    17.3  $    18.4
  Japan                              14.3       14.7       15.4       15.3       15.8       17.2       18.4       18.7  $    18.9
  Asia (excluding Japan)             37.6       37.1       36.9       36.6       36.7       37.6       36.9       36.6  $    37.1
  Latin America                      10.0        9.6        9.2        8.9        8.3        7.4        7.2        7.0        7.0
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total                       $    77.8  $    77.7  $    78.6  $    78.0  $    77.0  $    79.1  $    79.5  $    79.6  $    81.4
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

AVERAGE LOANS BY TYPE (IN
 BILLIONS OF DOLLARS):
  Mortgages                     $    14.7  $    14.6  $    14.7  $    14.6  $    14.2  $    14.5  $    14.3  $    12.1  $    12.1
  Auto                                3.4        3.3        3.1        2.9        2.8        2.6        2.5        2.3        2.1
  Personal                           12.3       12.0       12.6       12.6       12.2       13.3       14.0       14.6       15.5
  Commercial Markets                  3.0        2.9        2.8        2.6        2.6        2.6        2.7        2.5        2.3
  Other                               1.2        0.8        1.2        1.4        1.9        1.8        1.7        1.9        2.7
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total                       $    34.6  $    33.6  $    34.4  $    34.1  $    33.7  $    34.8  $    35.2  $    33.4  $    34.7
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

Net Credit Loss Ratio -
 excluding Commercial Markets        1.16%      1.07%      1.24%      1.19%      1.33%      0.97%      1.31%      1.17%      1.07%
Net Credit Loss Ratio -
 Commercial Markets                  0.34%      0.51%      1.91%      3.58%      0.90%      0.68%      0.84%      1.28%      0.84%

Loans 90+Days Past Due -
 excl Commercial Markets (in
 millions of dollars)           $   1,073  $   1,038  $   1,098  $   1,074  $   1,016  $   1,147  $   1,132  $   1,228  $   1,287
  % of EOP Loans                     3.45%      3.37%      3.49%      3.46%      3.35%      3.50%      3.76%      3.91%      3.95%

Cash Basis Loans -
 Commercial Markets (in
 millions of dollars)           $      54  $      47  $      48  $      45  $      40  $      52  $      82  $      80  $      77
  % of EOP Loans                     1.85%      1.67%      1.70%      1.71%      1.55%      1.94%      3.16%      3.48%      3.24%

BRANCHES:
  EMEA                                588        595        599        602        603        599        605        606        592
  Japan                                22         22         22         22         20         20         20         23         24
  Asia (excluding Japan)               90         90         90         93         91         94         96         98         98
  Latin America                       197        199        196        196        195        195        169        164        161
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total                             897        906        907        913        909        908        890        891        875
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

Reclassified to conform to the current period's presentation.

                                                                [CITIGROUP LOGO]

GLOBAL CORPORATE AND INVESTMENT BANK
INCOME STATEMENT
(In millions of dollars)

                                   1Q         2Q         3Q         4Q         1Q         2Q         3Q         4Q         1Q
                                  2001       2001       2001       2001       2002       2002       2002       2002       2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
REVENUES:
  Commissions and Fees          $     565  $     518  $     500  $     477  $     562  $     555  $     555  $     508  $     409
  Asset Management and
   Administration Fees                397        421        390        424        425        461        464        474        520
  Investment Banking                1,158      1,016        790      1,038        904        985        770        853        826
  Principal Transactions            1,937      1,142        705        476      1,296      1,071        924        438      1,258
  Other                               206         14        210        105       (106)         6        135        179        175
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total Non-Interest
     Revenues                       4,263      3,111      2,595      2,520      3,081      3,078      2,848      2,452      3,188
    Net Interest and Dividends      1,456      1,619      1,665      2,321      2,055      1,999      1,697      1,933      1,895
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
      Total Revenues, Net of
       Interest Expense             5,719      4,730      4,260      4,841      5,136      5,077      4,545      4,385      5,083
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Non-Interest Expenses:
  Compensation and Benefits         2,303      1,737      1,523      1,770      2,052      1,894      1,381      1,083      2,004
  Other Operating and
   Administrative Expenses          1,379      1,102      1,022      1,069        827        922        909      3,025        946
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
      Total Non-Interest
       Expenses                     3,682      2,839      2,545      2,839      2,879      2,816      2,290      4,108      2,950
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Provision for Credit Losses           146        126         86        486        568        265        664        758        116
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income (Loss) Before Taxes and
 Minority Interest                  1,891      1,765      1,629      1,516      1,689      1,996      1,591       (481)     2,017
Income Taxes (Benefits)               677        620        576        508        561        673        545       (168)       613
Minority Interest, Net of Tax           4          8          6          8          3          5          4         13          5
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  INCOME (LOSS) FROM
   CONTINUING OPERATIONS        $   1,210  $   1,137  $   1,047  $   1,000  $   1,125  $   1,318  $   1,042  $    (326) $   1,399
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

Pre-tax Profit Margin                33.1%      37.3%      38.2%      31.3%      32.9%      39.3%      35.0%     -11.0%      39.7%
Non-Compensation Expenses as a
 Percent of Net Revenues             24.1%      23.3%      24.0%      22.1%      16.1%      18.2%      20.0%      69.0%      18.6%
Compensation and Benefits
 Expenses as a Percent of
 Net Revenues                        40.3%      36.7%      35.8%      36.6%      40.0%      37.3%      30.4%      24.7%      39.4%
Compensation and Benefits
 Expenses as a Percent of
 Risk Adjusted Revenues (1)          41.3%      37.7%      36.5%      40.6%      44.9%      39.4%      35.6%      29.9%      40.3%

(1) Risk Adjusted Revenues represent Revenues net of Interest Expense less Provision for Credit Losses.

Reclassified to conform to the current period's presentation.

                                                                [CITIGROUP LOGO]

GLOBAL CORPORATE AND INVESTMENT BANK
REVENUE DETAILS
(In millions of dollars)

                                   1Q         2Q         3Q         4Q         1Q         2Q         3Q         4Q         1Q
                                  2001       2001       2001       2001       2002       2002       2002       2002       2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INVESTMENT BANKING REVENUE:

  Debt Underwriting             $     433  $     409  $     329  $     355  $     349  $     359  $     270  $     296  $     402
  Equity Underwriting                 224        247        193        232        342        308        195        177        155
  Advisory and Other Fees             582        482        407        623        352        450        434        482        375
  Revenue Recognized in
   Private Client Segment             (81)      (122)      (139)      (172)      (139)      (132)      (129)      (102)      (106)
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     Total Investment Banking
      Revenues                  $   1,158  $   1,016  $     790  $   1,038  $     904  $     985  $     770  $     853  $     826
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

TRADING RELATED REVENUE BY
 PRODUCT
  Fixed Income                  $   1,260  $     966  $     856  $   1,194  $   1,538  $   1,173  $   1,099  $     980  $   1,515
  Equities                            461        208         88         94        148        197          2        (17)       111
  Foreign Exchange                    414        422        316        418        435        522        412        357        418
  Other                                60         24         (1)        33         84         33         68         28         45
  Revenue Recognized in
   Private Client Segment            (141)      (127)      (105)      (126)      (120)      (112)      (121)      (114)      (126)
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Trading Related
   Revenue                      $   2,054  $   1,493  $   1,154  $   1,613  $   2,085  $   1,813  $   1,460  $   1,234  $   1,963
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

TRADING RELATED REVENUE BY
 INCOME STATEMENT LINE
      Principal Transactions    $   1,937  $   1,142  $     705  $     476  $   1,296  $   1,071  $     924  $     438  $   1,258
      Net Interest Revenue            117        351        449      1,137        789        742        536        796        705
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total Trading Related
     Revenue                    $   2,054  $   1,493  $   1,154  $   1,613  $   2,085  $   1,813  $   1,460  $   1,234  $   1,963
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

Reclassified to conform to the current period's presentation.

                                                                [CITIGROUP LOGO]

GLOBAL CORPORATE AND INVESTMENT BANK
CAPITAL MARKETS AND BANKING
(In millions of dollars)

                                   1Q         2Q         3Q         4Q         1Q         2Q         3Q         4Q         1Q
                                  2001       2001       2001       2001       2002       2002       2002       2002       2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL REVENUES, NET OF
 INTEREST EXPENSE               $   4,863  $   3,835  $   3,444  $   4,011  $   4,378  $   4,219  $   3,691  $   3,451  $   4,180
Total Operating Expenses            2,926      2,133      1,917      2,233      2,275      2,222      1,695      1,479      2,354
Provision for Credit Losses           139        123         84        477        499        262        576        709        107
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income Before Taxes and
 Minority Interest                  1,798      1,579      1,443      1,301      1,604      1,735      1,420      1,263      1,719
Income Taxes                          665        578        508        432        543        596        492        372        520
Minority Interest, Net of Tax           4          5          4          7          2          3          5         14          5
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM CONTINUING
 OPERATIONS                     $   1,129  $     996  $     931  $     862  $   1,059  $   1,136  $     923  $     877  $   1,194
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

INVESTMENT BANKING
UNDERWRITING (FULL CREDIT TO
 BOOK MANAGER):
  DEBT AND EQUITY:
     Global Volume (1)          $ 134,196  $ 126,326  $  99,612  $ 155,578  $ 141,961  $ 116,686  $  89,829  $  91,616  $ 139,164
     Global Market Share             11.8%      10.9%      10.6%      13.8%      11.6%      10.3%      10.0%       9.4%      10.8%
     Rank                               2          2          1          1          1          1          1          1          1

     U.S. Volume (2)            $ 100,460  $  95,543  $  80,339  $ 128,085  $ 114,651  $  85,050  $  73,050  $  67,553  $  71,174
     U.S. Market Share               14.1%      12.5%      11.8%      16.5%      13.7%      11.5%      11.6%      10.2%      12.5%
     Rank                               2          2          2          1          1          1          1          1          1

(1) Includes non-convertible debt, Rule 144A non-convertible debt, Rule 144A non-convertible preferred, non-convertible preferred, preferred, taxable municipal debt, mortgage and asset backed debt, all common stock, convertible debt and convertible preferred. Excludes all closed end funds.

(2) Includes all U.S. mortgage and asset backed debt, U.S. non-convertible debt, U.S. Rule 144A non-convertible and U.S. taxable municipal debt, all U.S. common stock, U.S. convertible debt and U.S. convertible preferred. Excludes all closed end funds, 144A common stock, 144A convertible stock, and 144A convertible preferred.

Reclassified to conform to the current period's presentation.

                                                                [CITIGROUP LOGO]

GLOBAL CORPORATE AND INVESTMENT BANK
TRANSACTION SERVICES
(In millions of dollars)

                                   1Q         2Q         3Q         4Q         1Q         2Q         3Q         4Q         1Q
                                  2001       2001       2001       2001       2002       2002       2002       2002       2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL REVENUES, NET OF
 INTEREST EXPENSE               $     921  $     913  $     878  $     889  $     857  $     962  $     911  $     890  $     913
Total Operating Expenses              761        722        703        688        653        630        633        667        625
Provision for Credit Losses             7          3          2          9         69          3         88         49          9
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income Before Taxes and
 Minority Interest                    153        188        173        192        135        329        190        174        279
Income Taxes and Minority
 Interest, net of tax                  59         76         63         68         46        113         61         50         82
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM CONTINUING
 OPERATIONS                     $      94  $     112  $     110  $     124  $      89  $     216  $     129  $     124  $     197
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

LIABILITY BALANCES (AVERAGE IN
 BILLIONS)                      $      74  $      75  $      79  $      80  $      81  $      84  $      86  $      89  $      92

ASSETS UNDER CUSTODY (EOP IN
 TRILLIONS)                     $     4.2  $     4.5  $     4.6  $     4.8  $     5.2  $     5.4  $     5.3  $     5.1  $     5.2

Reclassified to conform to the current period's presentation.

                                                                [CITIGROUP LOGO]

PRIVATE CLIENT SERVICES
(In millions of dollars)

                                   1Q         2Q         3Q         4Q         1Q         2Q         3Q         4Q         1Q
                                  2001       2001       2001       2001       2002       2002       2002       2002       2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
REVENUES:
Fee-Based and Net Interest
 Revenue                        $     808  $     762  $     788  $     723  $     770  $     799  $     728  $     658  $     687
Commissions and Other
 Transactional Revenue                778        783        700        748        737        752        702        684        640
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL REVENUES, NET OF
 INTEREST EXPENSE                   1,586      1,545      1,488      1,471      1,507      1,551      1,430      1,342      1,327
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Operating Expenses            1,236      1,187      1,157      1,130      1,165      1,198      1,133      1,059      1,072
Provision for Credit Losses             -         (1)         3          2          -          2          -          4          1
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income Before Taxes                   350        359        328        339        342        351        297        279        254
Income Taxes                          133        131        118        117        125        128        109        108         97
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM CONTINUING
 OPERATIONS                     $     217  $     228  $     210  $     222  $     217  $     223  $     188  $     171  $     157
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

Pretax Profit Margin                   22%        23%        22%        23%        23%        23%        21%        21%        19%

Financial Consultants              12,675     12,802     12,963     12,927     12,767     12,808     12,744     12,690     12,471
Annualized Revenue per
 FC (000)                       $     512  $     484  $     462  $     451  $     481  $     482  $     444  $     418  $     428
Branch offices                        530        530        538        536        536        538        538        536        534

CLIENT ASSETS (in billions of
 dollars)

ASSETS UNDER
 FEE-BASED MANAGEMENT:

  Consulting Group and
   Internally Managed Accounts  $     114  $     125  $     113  $     126  $     130  $     116  $     103  $     106  $     107
  Financial Consultant
   Managed Accounts                    53         57         49         59         60         55         49         52         53
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    TOTAL PRIVATE CLIENT (1)    $     167  $     182  $     162  $     185  $     190  $     171  $     152  $     158  $     160
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

TOTAL CLIENT ASSETS:

  Private Client                $     829  $     864  $     786  $     848  $     858  $     802  $     734  $     762  $     763
  Other Investor Assets
   within Citigroup Global
   Markets                             75        110        108        119        127        130        116        129        119
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    TOTAL (1)                   $     904  $     974  $     894  $     967  $     985  $     932  $     850  $     891  $     882
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

Net Client Asset Flows          $      17  $       4  $       9  $      13  $      15  $       9  $       7  $       3  $       5
Bank Deposit Program            $      18  $      25  $      31  $      35  $      37  $      37  $      40  $      41  $      42

(1)  Includes some assets jointly managed with Citigroup Asset Management.

Reclassified to conform to the current period's presentation.

                                                                [CITIGROUP LOGO]

GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES - PAGE 1
(In millions of dollars)

                                   1Q         2Q         3Q         4Q         1Q         2Q         3Q         4Q         1Q
                                  2001       2001       2001       2001       2002       2002       2002       2002       2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL REVENUES, NET OF
 INTEREST EXPENSE (1)           $   1,221  $   1,014  $   1,053  $   1,144  $   1,018  $   1,034  $     925  $   1,099  $   1,133
Total Operating Expenses               97         94         91        112         92        112        124        173        179
Provision for Benefits and
 Claims                               752        571        609        813        616        735        698        677        680
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income Before Taxes                   372        349        353        219        310        187        103        249        274
Income Taxes and Minority
 Interest, net of tax                 124        113        115         70         96         50         20         66         38
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM CONTINUING
 OPERATIONS                     $     248  $     236  $     238  $     149  $     214  $     137  $      83  $     183  $     236
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

Less: Realized Insurance
 Investment Portfolio (Gains)
 / Losses - after-tax                 (33)         -        (53)        51        (10)       118        100         11          2
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM CONTINUING
 OPERATIONS BEFORE REALIZED
 INSURANCE INVESTMENT PORTFOLIO
  GAINS / (LOSSES) (2)          $     215  $     236  $     185  $     200  $     204  $     255  $     183  $     194  $     238
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

INCOME FROM CONTINUING
 OPERATIONS BEFORE REALIZED
 INSURANCE INVESTMENT
 PORTFOLIO GAINS / (LOSSES):

     Travelers Life & Annuity   $     209  $     230  $     178  $     201  $     200  $     206  $     170  $     200  $     223
     International Insurance
      Manufacturing             $       6  $       6  $       7  $      (1) $       4  $      49  $      13  $      (6) $      15

PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities            $     119  $     121  $      94  $      99  $     123  $     112  $      89  $      94  $      92
Group annuities                       111        128         95        105         98         96         62        109         85
Life                                   45         57         39         64         41         66         47         53         48
Other                                  37         35         29         27         27         25         37         29         33
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
   Total Travelers Life &
    Annuity                           312        341        257        295        289        299        235        285        258

Total International Insurance
 Manufacturing                          9          8         15          3          5         70         16        (14)        19
Realized Insurance Investment
 Portfolio Gains / (Losses)            51          -         81        (79)        16       (182)      (148)       (22)        (3)
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
   Total Life Insurance and
    Annuities                   $     372  $     349  $     353  $     219  $     310  $     187  $     103  $     249  $     274
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

(1) Includes pre-tax realized insurance investment portfolio gains (losses) of $51, $81 and ($79) million, for the first, third and fourth quarters of 2001, respectively; $16, ($182), ($148), and ($22) million, for the first, second, third and fourth quarters of 2002, respectively; and ($3) million for the first quarter of 2003.

(2) Income from Continuing Operations before Realized Insurance Investment Portfolio Gains / (Losses) is a non-GAAP measure. The Company believes Income from Continuing Operations before Realized Insurance Investment Portfolio Gains / (Losses) is a more appropriate indicator of insurance results and more reflective of the underlying trends of the businesses ongoing operations. Net Realized Insurance Investment Portfolio Gains / (Losses) are significantly impacted by both discretionary and other economic factors.

Reclassified to conform to the current period's presentation.

                                                                [CITIGROUP LOGO]

GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES - PAGE 2
(In millions of dollars)

                                    1Q         2Q         3Q         4Q         1Q        2Q         3Q         4Q          1Q
                                   2001       2001       2001       2001       2002      2002       2002       2002        2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TRAVELERS LIFE AND ANNUITY:

   INDIVIDUAL ANNUITIES:
   Net written premiums and
    deposits:
     Fixed                      $     223  $     316  $     254  $     355  $     376  $     400  $     325  $     193  $     141
     Variable                       1,303      1,324      1,162      1,183      1,136      1,119        962        864        811
     Individual Payout                 19         15         14         11         14         12         15         17         20
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
        Total                   $   1,545  $   1,655  $   1,430  $   1,549  $   1,526  $   1,531  $   1,302  $   1,074  $     972
                                =========  =========  =========  =========  =========  =========  =========  =========  =========
   POLICYHOLDER ACCOUNT
    BALANCES AND BENEFIT
    RESERVES: (1)
     Fixed                      $   6,894  $   7,116  $   7,309  $   7,564  $   7,889  $   8,229  $   8,515  $   8,647  $   8,755
     Variable                      20,322     21,927     19,546     21,837     22,168     20,328     18,173     19,152     18,874
     Individual Payout                648        649        651        648        646        644        645        649        653
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
        Total                   $  27,864  $  29,692  $  27,506  $  30,049  $  30,703  $  29,201  $  27,333  $  28,448  $  28,282
                                =========  =========  =========  =========  =========  =========  =========  =========  =========
   POLICYHOLDER ACCOUNT
    BALANCES AND BENEFIT
    RESERVES ROLLFORWARD: (1)

     Beginning of Period        $  29,390  $  27,864  $  29,692  $  27,506  $  30,049  $  30,703  $  29,201  $  27,333  $  28,448
        Net Sales                     808        902        774        762        796        661        464        262        186
        Change in Market Value     (2,303)       949     (2,943)     1,784       (116)    (2,130)    (2,318)       856       (345)
        Interest Credited             106        112        117        122        116        121        128        133        122
        Benefits, Fees and
         Other                       (137)      (135)      (134)      (125)      (142)      (154)      (142)      (136)      (129)
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
        End of Period           $  27,864  $  29,692  $  27,506  $  30,049  $  30,703  $  29,201  $  27,333  $  28,448  $  28,282
                                =========  =========  =========  =========  =========  =========  =========  =========  =========
   GROUP ANNUITIES:
   Net Written Premiums and
    Deposits (2)                $   2,502  $   1,397  $   1,717  $   1,452  $   1,525  $   2,350  $   1,397  $   1,020  $   2,111

   Policyholder account
    balances and benefit
    reserves:
     Guaranteed Investment
      Contracts                 $   8,438  $   8,774  $   9,182  $   9,517  $   9,745  $  10,808  $  10,970  $  10,719  $  11,624
     Payout Group Annuities         5,129      5,246      5,344      5,630      5,720      5,942      6,099      6,202      6,320
     Other Group Investment
      Contracts                     5,294      5,317      5,613      5,828      5,819      5,759      5,581      5,380      5,433
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
        Total                   $  18,861  $  19,337  $  20,139  $  20,975  $  21,284  $  22,509  $  22,650  $  22,301  $  23,377
                                =========  =========  =========  =========  =========  =========  =========  =========  =========
   LIFE INSURANCE:
   Net written premiums and
    deposits:
     Direct periodic premiums
      and deposits              $     187  $     142  $     126  $     197  $     233  $     177  $     143  $     218  $     209
     Single premium deposits           47         48         36         77         76         72         64         73         49
     Reinsurance                      (22)       (24)       (25)       (25)       (26)       (28)       (29)       (30)       (30)
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
        Total                   $     212  $     166  $     137  $     249  $     283  $     221  $     178  $     261  $     228
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

     Policyholder account
      balances and benefit
      reserves:                 $   3,085  $   3,193  $   3,175  $   3,401  $   3,592  $   3,643  $   3,635  $   3,852  $   3,971
     Life insurance in force
      (in billions, face amt.)  $    69.4  $    71.0  $    72.5  $    75.0  $    77.8  $    79.6  $    80.7  $    82.0  $    83.2
     Life insurance issued
      (in billions, face amt.)  $     3.8  $     2.9  $     2.9  $     4.2  $     4.5  $     4.0  $     3.2  $     3.3  $     3.3

   INVESTMENT DATA:
     Assets                     $  31,169  $  32,248  $  33,856  $  34,599  $  35,179  $  36,869  $  38,075  $  39,766  $  42,316
     Net Investment Income      $     655  $     673  $     608  $     635  $     619  $     638  $     620  $     693  $     661
     Annualized Effective
      Yield                          8.72%      8.58%      7.46%      7.58%      7.11%      7.12%      6.57%      7.25%      6.67%

(1) Includes general account, separate accounts and managed funds.

(2) Excludes deposits related to Citigroup plans previously managed externally.

                                                                [CITIGROUP LOGO]

GLOBAL INVESTMENT MANAGEMENT
PRIVATE BANK
(In millions of dollars)

                                    1Q         2Q         3Q         4Q         1Q        2Q         3Q         4Q          1Q
                                   2001       2001       2001       2001       2002      2002       2002       2002        2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL REVENUES, NET OF
 INTEREST EXPENSE               $     393  $     377  $     367  $     409  $     423  $     428  $     414  $     439  $     461
Total Operating Expenses              239        237        225        245        257        261        237        252        275
Provision for Credit Losses             2          1          4         16          6          -          5          7          4
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income Before Taxes                   152        139        138        148        160        167        172        180        182
Income Taxes                           56         50         47         54         49         54         55         58         57
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM CONTINUING
 OPERATIONS                     $      96  $      89  $      91  $      94  $     111  $     113  $     117  $     122  $     125
                                =========  =========  =========  =========  =========  =========  =========  =========  =========
Average Assets (in billions
 of dollars)                    $      25  $      26  $      26  $      26  $      28  $      29  $      29  $      30  $      34
                                =========  =========  =========  =========  =========  =========  =========  =========  =========
Return on Assets                     1.56%      1.37%      1.39%      1.43%      1.61%      1.56%      1.60%      1.61%      1.49%
                                =========  =========  =========  =========  =========  =========  =========  =========  =========
Client Business Volumes
 (in billions of dollars) (1)   $     146  $     151  $     150  $     159  $     166  $     163  $     163  $     170  $     172
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

CLIENT BUSINESS VOLUMES
 (IN BILLIONS OF DOLLARS) (1):
   Proprietary Managed Assets   $      29  $      28  $      29  $      31  $      31  $      29  $      31  $      32  $      32
   Other Assets under
    Fee-Based Management                5          7          6          8          9          9          8          8          7
   Banking and Fiduciary
    Deposits                           31         31         33         34         35         36         36         38         39
   Loans                               26         26         27         27         29         30         31         33         34
   Other, Principally Custody
    Accounts                           55         59         55         59         62         59         57         59         60
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     Total Client Business
      Volumes                   $     146  $     151  $     150  $     159  $     166  $     163  $     163  $     170  $     172
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

REVENUES:
Customer Revenues
   Net Interest Spread and
    Recurring Fee-Based
    Revenues                    $     251  $     248  $     254  $     257  $     273  $     270  $     269  $     283  $     287
   Transaction Revenues                99         81         62         94         91         96         74         90        115
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     Total Customer Revenues          350        329        316        351        364        366        343        373        402
Other Revenues (Principally
 Allocated Equity and Treasury
 Revenues)                             43         48         51         58         59         62         71         66         59
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     TOTAL REVENUES             $     393  $     377  $     367  $     409  $     423  $     428  $     414  $     439  $     461
                                =========  =========  =========  =========  =========  =========  =========  =========  =========
           North America        $     153  $     155  $     152  $     164  $     187  $     184  $     187  $     197  $     210
           International              240        222        215        245        236        244        227        242        251
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                $     393  $     377  $     367  $     409  $     423  $     428  $     414  $     439  $     461
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

Net Credit Loss Ratio               (0.01%)     0.04%      0.03%      0.15%      0.04%      0.00%      0.08%      0.10%      0.03%

(1) Client Business Volumes reflect the inclusion of Banamex beginning in the 2002 third quarter.

                                                                [CITIGROUP LOGO]

GLOBAL INVESTMENT MANAGEMENT
ASSET MANAGEMENT (1)
(In millions of dollars)

                                    1Q         2Q         3Q         4Q         1Q        2Q         3Q         4Q          1Q
                                   2001       2001       2001       2001       2002      2002       2002       2002        2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL REVENUES, NET OF
 INTEREST EXPENSE               $     462  $     435  $     490  $     480  $     470  $     475  $     451  $     445  $     400
Total Operating Expenses              347        338        368        320        318        298        280        293        254
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income Before Taxes and
 Minority Interest                    115         97        122        160        152        177        171        152        146
Income Taxes and Minority
 Interest, net of tax                  48         40         50         60         53         56         57         43         41
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income from Continuing
 Operations                     $      67  $      57  $      72  $     100  $      99  $     121  $     114  $     109  $     105
                                =========  =========  =========  =========  =========  =========  =========  =========  =========
Pre-tax profit margin                24.9%      22.3%      24.9%      33.3%      32.3%      37.3%      37.9%      34.2%      36.5%

ASSET MANAGEMENT (EXCL.
 RETIREMENT SERVICES):
  Total Revenues, Net of
   Interest Expense             $     391  $     364  $     368  $     385  $     385  $     393  $     361  $     361        328
  Total Operating Expenses            295        286        286        258        257        260        243        246        219
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Income Before Taxes                  96         78         82        108        128        133        118        115        109
  Income taxes                         38         31         34         41         50         49         45         43         39
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  INCOME FROM CONTINUING
   OPERATIONS                   $      58  $      47  $      48  $      67  $      78  $      84  $      73  $     72   $      70
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

RETIREMENT SERVICES:
  Total Revenues, Net of
   Interest Expense             $      71  $      71  $     122  $     114  $      85  $      82  $      90  $      84         72
  Total Operating Expenses             52         52         82         62         61         38         37         47         35
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Income Before Taxes and
   Minority Interest                   19         19         40         52         24         44         53         37         37
  Income Taxes and Minority
   Interest, net of tax                10          9         16         19          3          7         12          -          2
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  INCOME FROM CONTINUING
   OPERATIONS                   $       9  $      10  $      24  $      33  $      21  $      37  $      41  $      37         35
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

NET FLOWS BY BUSINESS
 (IN BILLIONS OF DOLLARS):
Retail/Private Bank             $     8.7  $     7.6  $     7.3  $     7.2  $     6.0  $     3.3  $     0.5  $     0.9  $    (1.4)
Institutional
  Long Term                           1.6        2.6        1.7        2.9        4.1        3.6        1.6        1.4        1.2
  Liquidity                           5.0        9.9        8.4        2.5        9.8        1.7       (8.1)      10.1       (2.4)
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Institutional                   6.6       12.5       10.1        5.4       13.9        5.3       (6.5)      11.5       (1.2)
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Net Flows Excluding US
   Retail Money Markets         $    15.3  $    20.1  $    17.4  $    12.6  $    19.9  $     8.6  $    (6.0) $    12.4  $    (2.6)
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
US Retail Money Markets         $    (6.5) $   (12.6) $    (2.5) $    (4.6) $    (1.6) $    (4.5) $    (3.0) $    (3.5) $     0.1

ASSETS UNDER MANAGEMENT BY
 BUSINESS (IN BILLIONS OF
 DOLLARS):
Retail/Private Bank (2)         $   233.6  $   231.6  $   223.6  $   237.1  $   238.9  $   220.6  $   201.5  $   205.1  $   201.5
Institutional                       116.5      131.0      137.7      142.5      156.6      161.7      150.2      163.9      162.6
Retirement Services                   6.7        7.3       12.0       12.1        9.9       10.1       10.6       11.1       11.1
Other (3)                            46.2       46.0       46.0       45.8       46.3       47.3       81.5       82.8       87.0
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Assets Under
   Management (2, 3)            $   403.0  $   415.9  $   419.3  $   437.5  $   451.7  $   439.7  $   443.8  $   462.9  $   462.2
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

ASSETS UNDER MANAGEMENT BY
 PRODUCT (IN BILLIONS OF
 DOLLARS):
Equity/Balanced                 $   158.3  $   169.5  $   151.3  $   167.2  $   165.5  $   151.2  $   129.4  $   132.9  $   125.9
Fixed Income                         80.9       83.7       98.7       99.8      106.3      111.7      145.1      152.9      162.6
Money Markets/Liquidity             126.7      125.0      131.5      132.2      140.6      135.2      124.3      132.3      128.9
Alternative Investments              37.1       37.7       37.8       38.3       39.3       41.6       45.0       44.8       44.8
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total Assets Under
   Management (2, 3)            $   403.0  $   415.9  $   419.3  $   437.5  $   451.7  $   439.7  $   443.8  $   462.9  $   462.2
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

NUMBER OF MORNINGSTAR 4- AND
 5-STAR MUTUAL FUND SHARE
 CLASSES (4)
  Equity                               12         11         11         10         11         12         13         14         16
  Fixed Income                         11          5          8          7         10         13         13         12         11

CITISTREET JOINT VENTURE -
 ASSETS UNDER ADMINISTRATION
 (IN BLLIONS OF DOLLARS)        $     184  $     182  $     179  $     179  $     181  $     176  $     159  $     163  $     155

(1) Includes Retirement Services Businesses.

(2) Includes $27, $29, $28 and $29 billion for the first, second, third and fourth quarters of 2001, respectively; $29, $28, $29 and $31 billion for the first, second, third and fourth quarters of 2002, respectively; and $30 billion for the first quarter of 2003 for Citigroup Private Bank clients.

(3) Includes CAI Institutional alternative investments, Travelers Property Casualty Corp., and TAMIC AUMs. Travelers Property Casualty Corp. assets of $34 and $35 billion in the third and fourth quarters of 2002 and $39 billion for the first quarter of 2003 are managed by Asset Management on a third-party basis following the spin-off.

(4) Asset calculations are based on classes of such funds ranked by Morningstar. Number of funds reflects only one class per fund and are based on performance of non-money market retail funds.

Reclassified to conform to the current period's presentation.

                                                                [CITIGROUP LOGO]

GLOBAL INVESTMENT MANAGEMENT
INSURANCE INVESTMENT PORTFOLIO (1)
(In millions of dollars)

                                    1Q         2Q         3Q         4Q         1Q        2Q         3Q         4Q          1Q
                                   2001       2001       2001       2001       2002      2002       2002       2002        2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Fixed-income investments:
   Available for sale, at
    market:
       Mortgage-backed
        securities -
        principally
        obligations of U.S.
        Government agencies     $   8,304  $   8,584  $   8,943  $   8,114  $   8,160  $   8,516  $   9,113  $   8,979  $  10,528
       U.S. Treasury
        securities and
        obligations of U.S.
        Government
        corporations and
        agencies                    1,676      1,389      1,559      1,901      2,093      2,068      2,254      2,819      2,422
       Corporates (including
        redeemable preferreds)     22,651     23,440     24,193     23,864     24,730     25,840     26,810     27,106     28,042
       Obligations of states
        and political
        subdivisions                  624        674        645        161        148        241        318        370        380
       Debt securities issued
        by foreign governments        780        929        830        856        749        643        537        398        510
   Held to maturity, at
    amortized cost                     29         28         28         15         13         12         12         11          9
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
   Total fixed income              34,064     35,044     36,198     34,911     35,893     37,320     39,044     39,683     41,891
Equity securities, at market        1,304      1,289      1,201        551        548        539        470        356        362
Short Term and Other                3,930      3,240      4,713      5,136      4,140      4,230      3,836      6,364      5,890
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
   TOTAL INVESTMENTS HELD BY
    INSURANCE COMPANIES         $  39,298  $  39,573  $  42,112  $  40,598  $  40,581  $  42,089  $  43,350  $  46,403  $  48,143
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

After-tax unrealized gains /
 (losses) on invested assets    $     321  $     135  $     389  $     217  $    (112) $     160  $     600  $     753  $   1,122
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

(1) Includes investments held by insurance companies. Excludes Travelers Property Casualty Corp.

                                                                [CITIGROUP LOGO]

PROPRIETARY INVESTMENT ACTIVITIES(1)
(In millions of dollars)

                                    1Q         2Q         3Q         4Q         1Q        2Q         3Q         4Q          1Q
                                   2001       2001       2001       2001       2002      2002       2002       2002        2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL REVENUES, NET OF
 INTEREST EXPENSE (2)           $     (59) $     327  $    (343) $     578  $     111  $     (49) $     (67) $     (30) $      94

TOTAL OPERATING EXPENSES               46         35         42         54         52         48         76         62         78

INCOME (LOSS) FROM CONTINUING
 OPERATIONS (2)                 $     (69) $     206  $    (249) $     336  $      35  $     (70) $    (120) $     (74) $       -

TOTAL REVENUES, NET OF
 INTEREST EXPENSE (BY TYPE):
Private Equity                  $     (94) $     291  $    (375) $     551  $      77  $     (89) $    (651) $     (91) $      10
Hedge Funds                             -          4          5          1         11         17         20         23         15
Refinancing Portfolio                  20         16         10         13          4          3          2          5          4
Other (2)                              15         16         17         13         19         20        562         33         65
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total                       $     (59) $     327  $    (343) $     578  $     111  $     (49) $     (67) $     (30) $      94
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

TOTAL PERIOD END ASSETS
 (IN BILLIONS)                  $    11.0  $    10.6  $     9.5  $     9.7  $     9.6  $     8.6  $     9.1  $     9.4  $     9.1

(1) Includes Venture Capital Activities and certain other corporate investments.

(2) The 2002 third quarter includes $527 million ($323 million after-tax) related to the gain on sale of 399 Park Avenue.

Reclassified to conform to the current period's presentation.

                                                                [CITIGROUP LOGO]

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)

                                    1Q         2Q         3Q         4Q         1Q        2Q         3Q         4Q          1Q
                                   2001       2001       2001       2001       2002      2002       2002       2002        2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
REVENUES
  Loan interest, including
   fees                         $   9,997  $   9,746  $  10,282  $   9,563  $   9,159  $   9,517  $   9,686  $   9,541  $   9,470
  Other interest and dividends      6,646      6,491      6,316      5,443      4,944      5,483      5,398      5,211      4,875
  Insurance premiums                  942        723        789        996        780        931        855        844        825
  Commissions and fees              4,054      3,668      3,746      4,125      3,928      4,105      3,612      3,613      3,700
  Principal transactions            2,325      1,417      1,019        783      1,613      1,270        993        637      1,602
  Asset management and
   administration fees              1,389      1,331      1,371      1,298      1,320      1,377      1,263      1,186      1,251
  Realized gains (losses)
   from sales of investments          239         15        108       (125)        30       (190)      (165)      (160)       162
  Other income                        956      1,265        851      1,391        880      1,108      1,863      1,924      1,314
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     Total revenues                26,548     24,656     24,482     23,474     22,654     23,601     23,505     22,796     23,199
     Interest expense               9,478      8,424      8,284      5,607      4,856      5,608      5,861      4,923      4,663
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     Total revenues, net of
      interest expense             17,070     16,232     16,198     17,867     17,798     17,993     17,644     17,873     18,536
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

BENEFITS, CLAIMS, AND CREDIT
 LOSSES
  Policyholder benefits and
   claims                             943        763        820        994        803        925        887        863        871
  Provision for credit losses       1,474      1,485      1,580      2,261      2,559      2,057      2,689      2,690      2,053
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     Total benefits, claims,
      and credit losses             2,417      2,248      2,400      3,255      3,362      2,982      3,576      3,553      2,924
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

OPERATING EXPENSES
  Non-insurance compensation
   and benefits                     5,329      4,762      4,525      4,833      5,090      4,979      4,387      4,194      5,306
  Insurance underwriting,
   acquisition and operating          322        312        243        238        269        233        230        260        264
  Restructuring-related items         132        210        133        (21)        46        (40)       (41)        20        (13)
  Other operating                   3,951      3,537      3,865      4,157      3,651      3,975      3,864      6,181      3,995
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     Total operating expenses       9,734      8,821      8,766      9,207      9,056      9,147      8,440     10,655      9,552
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM CONTINUING
 OPERATIONS BEFORE INCOME
 TAXES, MINORITY INTEREST
 AND CUMULATIVE EFFECT
 OF ACCOUNTING CHANGES              4,919      5,163      5,032      5,405      5,380      5,864      5,628      3,665      6,060
Provision for income taxes          1,798      1,837      1,771      1,797      1,879      2,017      1,898      1,204      1,919
Minority interest, net of
 income taxes                           9         15         26         37         17         18         24         32         38
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM CONTINUING
 OPERATIONS BEFORE CUMULATIVE
 EFFECT OF ACCOUNTING CHANGES       3,112      3,311      3,235      3,571      3,484      3,829      3,706      2,429      4,103

DISCONTINUED OPERATIONS (1)
  Income from Discontinued
   Operations                         660        464       (151)       405        455        359        151          -          -
  Gain on Sale of Stock by
   Subsidiary                           -          -          -          -      1,270          -          -          -          -
  Provision (benefit) for
   income taxes                       192        123        (93)       101        319        104        (63)         -          -
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM DISCONTINUED
 OPERATIONS                           468        341        (58)       304      1,406        255        214          -          -

Cumulative Effect of
 Accounting Changes (2)               (42)      (116)         -          -        (47)         -          -          -          -
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET INCOME                      $   3,538  $   3,536  $   3,177  $   3,875  $   4,843  $   4,084  $   3,920  $   2,429  $   4,103
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

(1) Travelers Property Casualty Corp. (TPC) (a wholly-owned subsidiary of Citigroup on December 31, 2001) sold 231,000,000 shares of its class A common stock at $18.50 per share in an initial public offering (IPO) on March 27, 2002. Citigroup made a tax-free distribution to its stockholders of a portion of its ownership interest in TPC on August 20, 2002. Discontinued Operations includes the operations of TPC, the $1.270 billion ($1.158 billion after-tax) gain on the IPO and income taxes on the operations and IPO gain. Citigroup remains a holder of approximately 9.9% of TPC's common equity.

(2) Accounting Changes refer to the 2001 first quarter adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133), the 2001 second quarter adoption of EITF issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20), and the 2002 first quarter adoption of the remaining provisions of SFAS No. 142, "Goodwill and Other Intangible Assets" (SFAS 142).

                                                                [CITIGROUP LOGO]

CITIGROUP CONSOLIDATED STATEMENT OF FINANCIAL POSITION (1)
(In millions of dollars)

                                            MARCH 31,      JUNE 30,     SEPTEMBER 30,  DECEMBER 31,
                                              2001           2001           2001           2001
                                          ------------   ------------   -------------  ------------
ASSETS
Cash and due from banks (including
 segregated cash and other deposits)      $     14,373   $     15,081   $     21,877   $     18,515
Deposits at interest with banks                 19,284         15,199         17,488         19,216
Federal funds sold and securities
 borrowed or purchased under agreements
 to resell                                     134,188        138,668        138,582        134,809
Brokerage receivables                           24,592         23,238         50,004         35,155
Trading account assets                         137,137        145,113        155,292        144,904
Investments                                    125,698        123,480        147,879        161,376
Loans, net of unearned income
  Consumer                                     250,635        255,354        277,925        277,974
  Corporate                                    115,642        113,272        121,490        113,420
                                          ------------   ------------   ------------   ------------
Loans, net of unearned income                  366,277        368,626        399,415        391,394
Allowance for credit losses                     (8,957)        (8,917)        (9,918)       (10,088)
                                          ------------   ------------   ------------   ------------
  Total loans, net                             357,320        359,709        389,497        381,306
Goodwill                                        11,949         11,975         23,327         23,861
Intangible assets                                7,656          7,575          8,760          9,003
Reinsurance recoverables                        10,507         10,636         12,064         12,373
Separate and variable accounts                  23,514         25,102         23,080         25,569
Other assets                                    78,109         77,651         80,399         85,363
                                          ------------   ------------   ------------   ------------
TOTAL ASSETS                              $    944,327   $    953,427   $  1,068,249   $  1,051,450
                                          ============   ============   ============   ============

LIABILITIES
   Non-interest-bearing deposits in
    U.S. offices                          $     16,755   $     18,056   $     20,598   $     23,054
   Interest-bearing deposits in U.S.
    offices                                     81,637         85,515        102,572        110,388
   Non-interest-bearing deposits in
    offices outside the U.S.                    13,975         14,115         16,463         18,779
   Interest-bearing deposits in offices
    outside the U.S.                           200,918        196,912        217,537        222,304
                                          ------------   ------------   ------------   ------------

Total deposits                                 313,285        314,598        357,170        374,525

Federal funds purchased and securities
 loaned or sold under agreements to
 repurchase                                    136,239        148,365        154,709        153,511
Brokerage payables                              13,415         16,517         45,643         32,891
Trading account liabilities                     84,783         76,034         74,508         80,543
Contractholder funds and separate
 and variable accounts                          44,501         46,812         45,714         48,932
Insurance policy and claims reserves            45,157         45,432         48,667         49,294
Investment banking and brokerage
 borrowings                                     18,338         13,307         11,488         16,480
Short-term borrowings                           48,474         45,923         50,632         24,461
Long-term debt                                 118,080        121,705        128,276        121,631
Other liabilities (2)                           48,476         49,631         65,918         60,810
                                          ------------   ------------   ------------   ------------
Citigroup or subsidiary obligated
 mandatorily redeemable securities
 of subsidiary trusts holding solely
 junior subordinated debt securities
 of --Parent                                     2,300          2,300          4,850          4,850
    --Subsidiary                                 2,620          2,275          2,275          2,275
                                          ------------   ------------   ------------   ------------
TOTAL LIABILITIES                              875,668        882,899        989,850        970,203
                                          ------------   ------------   ------------   ------------

STOCKHOLDERS' EQUITY
Preferred Stock                                  1,747          1,763          1,774          1,525
Common Stock                                        54             54             55             55
Additional paid-in capital                      17,050         16,881         23,150         23,196
Retained earnings                               61,660         64,460         66,781         69,803
Treasury stock                                 (10,299)       (10,763)       (11,170)       (11,099)
Accumulated other changes in equity
 from nonowner sources                             235            (90)          (559)          (844)
Unearned compensation                           (1,788)        (1,777)        (1,632)        (1,389)
                                          ------------   ------------   ------------   ------------
TOTAL STOCKHOLDERS' EQUITY                      68,659         70,528         78,399         81,247
                                          ------------   ------------   ------------   ------------
TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY                                   $    944,327   $    953,427   $  1,068,249   $  1,051,450
                                          ============   ============   ============   ============

                                            MARCH 31,      JUNE 30,     SEPTEMBER 30,  DECEMBER 31,     MARCH 31,
                                              2002           2002           2002           2002           2003
                                          ------------   ------------   ------------   ------------   ------------
ASSETS
Cash and due from banks (including
 segregated cash and other deposits)      $     15,984   $     17,686   $     15,886   $     17,326   $     19,731
Deposits at interest with banks                 17,189         16,768         15,183         16,382         19,173
Federal funds sold and securities
 borrowed or purchased under agreements
 to resell                                     150,605        148,384        157,482        139,946        158,052
Brokerage receivables                           26,848         21,050         21,208         25,358         25,606
Trading account assets                         145,059        163,867        161,803        155,208        173,099
Investments                                    172,332        173,185        142,328        169,513        181,750
Loans, net of unearned income
  Consumer                                     275,631        289,105        293,365        337,681        332,607
  Corporate                                    113,083        113,870        110,251        110,124        105,425
                                          ------------   ------------   ------------   ------------   ------------
Loans, net of unearned income                  388,714        402,975        403,616        447,805        438,032
Allowance for credit losses                    (10,520)       (10,437)       (10,720)       (11,501)       (11,449)
                                          ------------   ------------   ------------   ------------   ------------
  Total loans, net                             378,194        392,538        392,896        436,304        426,583
Goodwill                                        25,506         25,604         22,559         26,961         26,605
Intangible assets                                8,885          8,844          7,776          8,509          8,233
Reinsurance recoverables                        12,531         12,481          4,328          4,356          4,361
Separate and variable accounts                  25,981         24,017         21,522         22,118         21,778
Other assets                                    78,543         78,882         68,597         75,209         72,002
                                          ------------   ------------   ------------   ------------   ------------
TOTAL ASSETS                              $  1,057,657   $  1,083,306   $  1,031,568   $  1,097,190   $  1,136,973
                                          ============   ============   ============   ============   ============

LIABILITIES
   Non-interest-bearing deposits in
    U.S. offices                          $     21,652   $     21,475   $     22,469   $     29,545   $     28,977
   Interest-bearing deposits in U.S.
    offices                                    119,083        114,466        118,101        141,787        145,354
   Non-interest-bearing deposits in
    offices outside the U.S.                    18,488         19,706         19,343         21,422         21,099
   Interest-bearing deposits in offices
    outside the U.S.                           223,166        239,231        230,914        238,141        248,676
                                          ------------   ------------   ------------   ------------   ------------
Total deposits                                 382,389        394,878        390,827        430,895        444,106

Federal funds purchased and securities
 loaned or sold under agreements to
 repurchase                                    165,120        171,619        164,946        162,643        178,459
Brokerage payables                              25,790         21,175         19,766         22,024         24,989
Trading account liabilities                     81,537         86,564         95,699         91,426         92,659
Contractholder funds and separate
 and variable accounts                          49,992         49,925         48,347         49,331         50,339
Insurance policy and claims reserves            49,840         50,129         16,304         16,350         16,459
Investment banking and brokerage
 borrowings                                     18,854         18,058         19,951         21,353         21,932
Short-term borrowings                           24,805         24,638         27,991         30,629         28,495
Long-term debt                                 117,757        114,580        109,672        126,927        133,125
Other liabilities (2)                           51,229         59,257         51,211         52,742         52,411
                                          ------------   ------------   ------------   ------------   ------------
Citigroup or subsidiary obligated
 mandatorily redeemable securities
 of subsidiary trusts
 holding solely junior subordinated
 debt securities of  --Parent                    4,326          4,435          4,605          4,657          5,563
                     --Subsidiary                2,380          2,333          1,483          1,495          1,095
                                          ------------   ------------   ------------   ------------   ------------
TOTAL LIABILITIES                              974,019        997,591        950,802      1,010,472      1,049,632
                                          ------------   ------------   ------------   ------------   ------------

STOCKHOLDERS' EQUITY
Preferred Stock                                  1,400          1,400          1,400          1,400          1,126
Common Stock                                        55             55             55             55             55
Additional paid-in capital                      23,860         23,815         16,795         17,381         17,450
Retained earnings                               73,798         76,924         79,911         81,403         84,453
Treasury stock                                 (11,194)       (12,624)       (14,363)       (11,637)       (11,390)
Accumulated other changes in equity
 from nonowner sources                          (1,770)        (1,726)        (1,095)          (193)        (1,055)
Unearned compensation                           (2,511)        (2,129)        (1,937)        (1,691)        (3,298)
                                          ------------   ------------   ------------   ------------   ------------
TOTAL STOCKHOLDERS' EQUITY                      83,638         85,715         80,766         86,718         87,341
                                          ------------   ------------   ------------   ------------   ------------
TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY                                   $  1,057,657   $  1,083,306   $  1,031,568   $  1,097,190   $  1,136,973
                                          ============   ============   ============   ============   ============

(1) Periods prior to September 30, 2002, include balances for Travelers Property Casualty Corp.

(2) Includes allowance for credit losses for letters of credit of $50 million for each of the four quarters of 2001, and $50, $110, $110 and $167 million for the first, second, third and fourth quarters of 2002, respectively, and $167 million for the first quarter of 2003.

                                                                [CITIGROUP LOGO]

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS
(In millions of dollars, except loan amounts in billions)

                                                                                                             EOP
                                                                     90 DAYS OR MORE PAST DUE (1)           LOANS
                                                                 --------------------------------------------------
                                                                  1Q02           4Q02          1Q03          1Q03
                                                                 -------        -------       -------       -------
PRODUCT VIEW:
   CARDS                                                         $ 2,492        $ 2,397       $ 2,406       $ 125.5
    RATIO                                                           2.12%          1.84%         1.92%
      NORTH AMERICA CARDS                                          2,293          2,185         2,180         114.1
         RATIO                                                      2.13%          1.85%         1.91%
      INTERNATIONAL CARDS                                            199            212           226          11.4
         RATIO                                                      2.00%          1.78%         1.97%
   CONSUMER FINANCE                                                2,242          2,197         2,183          89.2
    RATIO                                                           2.86%          2.48%         2.45%
      NORTH AMERICA CONSUMER FINANCE                               1,979          1,786         1,786          68.6
         RATIO                                                      3.28%          2.64%         2.60%
      INTERNATIONAL CONSUMER FINANCE                                 263            411           397          20.6
         RATIO                                                      1.46%          1.98%         1.93%
   RETAIL BANKING (EXCLUDING COMMERCIAL MARKETS)                   2,828          3,647         3,644         114.7
    RATIO                                                           3.40%          3.18%         3.18%
      NORTH AMERICA RETAIL BANKING                                 1,812          2,419         2,357          82.0
         RATIO                                                      3.43%          2.90%         2.87%
      INTERNATIONAL RETAIL BANKING                                 1,016          1,228         1,287          32.7
         RATIO                                                      3.35%          3.91%         3.95%
   PRIVATE BANK                                                      143            174           157          32.1
    RATIO                                                           0.52%          0.56%         0.49%
   OTHER                                                               1              1             -           1.0
                                                                 -------        -------       -------       -------
MANAGED LOANS (EXCLUDING COMMERCIAL MARKETS)  (2)                $ 7,706        $ 8,416       $ 8,390       $ 362.5
   RATIO                                                            2.50%          2.30%         2.31%

SECURITIZED  RECEIVABLES                                          (1,392)        (1,285)       (1,413)        (71.0)
LOANS HELD-FOR-SALE                                                 (130)          (121)          (61)         (3.0)
                                                                 -------        -------       -------       -------
On-Balance Sheet Loans (Excluding Commercial Markets)            $ 6,184        $ 7,010       $ 6,916       $ 288.5
   Ratio                                                            2.62%          2.40%         2.40%

                                                                         Cash-Basis Loans (1)
                                                                 -------------------------------------
   Commercial Markets Groups (3)                                 $ 1,321        $ 1,299       $ 1,250          43.3
      RATIO                                                         3.29%          2.90%         2.88%

-------------------------------------------------------------------------------------------------------------------
Total Consumer Loans (4)                                                                                    $ 331.8
-------------------------------------------------------------------------------------------------------------------

REGIONAL VIEW (EXCLUDING COMMERCIAL MARKETS):                                                                EOP
                                                                     90 Days Or More Past Due (1)           LOANS
                                                                 --------------------------------------------------
                                                                  1Q02           4Q02          1Q03          1Q03
                                                                 -------        -------       -------       -------
   NORTH AMERICA (EXCLUDING MEXICO)                              $ 5,677        $ 6,135       $ 6,085       $ 277.9
    RATIO                                                           2.47%          2.18%         2.19%
   MEXICO                                                            473            355           323           6.4
    RATIO                                                           6.27%          5.43%         5.03%
   EUROPE, MIDDLE EAST AND AFRICA                                    861          1,253         1,304          28.8
    RATIO                                                           3.83%          4.47%         4.52%
   JAPAN                                                             203            258           284          17.4
    RATIO                                                           1.19%          1.46%         1.63%
   ASIA (EXCLUDING JAPAN)                                            397            340           329          29.0
    RATIO                                                           1.47%          1.19%         1.13%
   LATIN AMERICA                                                      95             75            65           3.0
    RATIO                                                           2.54%          2.48%         2.19%
                                                                 -------        -------       -------       -------
MANAGED LOANS (EXCLUDING COMMERCIAL MARKETS)  (2)                $ 7,706        $ 8,416       $ 8,390       $ 362.5
   Ratio                                                            2.50%          2.30%         2.31%

                                                                                                             AVERAGE
                                                                  NET CREDIT LOSSES (1)                       LOANS
                                                                 --------------------------------------------------
                                                                   1Q02          4Q02          1Q03            1Q03
                                                                 -------        -------       -------       -------
PRODUCT VIEW:
   CARDS                                                         $ 1,792      $ 1,772       $ 1,832         $ 126.8
    RATIO                                                           6.17%        5.61%         5.86%
      NORTH AMERICA CARDS                                          1,681        1,653         1,715           115.2
         RATIO                                                      6.33%        5.75%         6.04%
      INTERNATIONAL CARDS                                            111          119           117            11.6
         RATIO                                                      4.46%        4.21%         4.09%
   CONSUMER FINANCE                                                  671          852           855            88.8
    RATIO                                                           3.52%        3.91%         3.91%
      NORTH AMERICA CONSUMER FINANCE                                 442          515           513            68.0
         RATIO                                                      3.00%        3.10%         3.06%
      INTERNATIONAL CONSUMER FINANCE                                 229          337           342            20.8
         RATIO                                                      5.32%        6.48%         6.69%
   RETAIL BANKING (EXCLUDING COMMERCIAL MARKETS)                     178          128           120           115.4
    RATIO                                                           0.86%        0.48%         0.42%
      NORTH AMERICA RETAIL BANKING                                    77           37            34            83.0
         RATIO                                                      0.58%        0.20%         0.17%
      INTERNATIONAL RETAIL BANKING                                   101           91            86            32.4
         RATIO                                                      1.33%        1.17%         1.07%
   PRIVATE BANK                                                        2            7             2            31.4
    RATIO                                                           0.04%        0.10%         0.03%
   OTHER                                                               9            1             -             0.9
                                                                 -------        -------       -------       -------
MANAGED LOANS (EXCLUDING COMMERCIAL MARKETS)  (2)                $ 2,652      $ 2,760       $ 2,809         $ 363.3
   RATIO                                                            3.50%        3.15%         3.14%

SECURITIZED  RECEIVABLES                                            (935)        (962)       (1,024)          (67.7)
LOANS HELD-FOR-SALE                                                  (86)         (99)          (78)           (5.1)
                                                                 -------        -------       -------       -------
On-Balance Sheet Loans (Excluding Commercial Markets)            $ 1,631      $ 1,699       $ 1,707         $ 290.5
   Ratio                                                            2.82%        2.44%         2.25%

                                                                        Net Credit Losses (1)
                                                                ---------------------------------------
   Commercial Markets Groups                                     $  169       $  146        $  179            44.0
      RATIO                                                        1.66%        1.38%         1.65%

--------------------------------------------------------------------------------------------------------------------
Total Consumer Loans (3)                                                                                    $ 334.5
--------------------------------------------------------------------------------------------------------------------

REGIONAL VIEW (EXCLUDING COMMERCIAL MARKETS):                                                            AVERAGE
                                                                    NET CREDIT LOSSES (1)                 LOANS
                                                                 --------------------------------------------------
                                                                  1Q02           4Q02          1Q03          1Q03
                                                                 -------        -------       -------       -------
   NORTH AMERICA (EXCLUDING MEXICO)                              $ 2,148        $ 2,188       $ 2,253       $ 279.2
    RATIO                                                           3.79%          3.27%         3.27%
   MEXICO                                                             61             21            12           6.2
    RATIO                                                           3.27%          1.30%         0.81%
   EUROPE, MIDDLE EAST AND AFRICA                                     95            109           114          28.6
    RATIO                                                           1.73%          1.61%         1.61%
   JAPAN                                                             194            306           315          17.6
    RATIO                                                           4.81%          6.97%         7.28%
   ASIA (EXCLUDING JAPAN)                                             85             96            99          28.8
    RATIO                                                           1.27%          1.36%         1.40%
   LATIN AMERICA                                                      69             40            16           2.9
    RATIO                                                           6.18%           5.10%         2.19%
                                                                 -------        -------       -------       -------
MANAGED LOANS (EXCLUDING COMMERCIAL MARKETS)  (2)                $ 2,652        $ 2,760       $ 2,809       $ 363.3
   Ratio                                                            3.50%          3.15%         3.14%

(1) The ratios of 90 days or more past due cash-basis loans and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

(2) The managed basis disclosures treat the receivables as if they had not been securitized and are still on our balance sheet, reflecting the interest revenue and expense associated with the portfolio, as well as the credit costs incurred. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way the business is managed.

(3) Includes loans to small businesses and CitiCapital borrowers. Of the Commercial Markets loans, as of March 31, 2003, 90% were to borrowers in North America, 7% were in Mexico, and 3% in Europe, Middle East and Africa, Japan, Asia and Latin America.

(4) Total Loans and Total Average Loans exclude certain interest and fees on credit cards of approximately $0.8 billion and $1.0 billion, respectively, which are included in Consumer Loans on the Consolidated Statement of Financial Position.

Reclassified to conform to the current period's presentation.

                                                                [CITIGROUP LOGO]

RESERVE FOR LOAN LOSSES
(In millions of dollars)

                                    1Q         2Q         3Q         4Q         1Q        2Q         3Q         4Q          1Q
                                   2001       2001       2001       2001       2002      2002       2002       2002        2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
ALLOWANCE FOR CREDIT LOSSES
 AT BEGINNING OF PERIOD         $   8,961  $   8,957  $   8,917  $   9,918  $  10,088  $  10,520  $  10,437  $  10,720  $  11,501
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

PROVISION FOR CREDIT LOSSES:
   Global Consumer (1)              1,197      1,196      1,362      1,573      1,878      1,599      1,885      1,792      1,810
   CitiCapital                        130        163        132        194        112        193        136        119        129
   Global Corporate and
    Investment Bank                   147        126         86        494        569        265        668        779        114
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                    1,474      1,485      1,580      2,261      2,559      2,057      2,689      2,690      2,053
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

GROSS CREDIT LOSSES:
   Global Consumer (1)              1,364      1,407      1,590      1,884      1,898      1,941      2,039      2,033      2,058
   CitiCapital                        150        188        229        311        187        258        172        162        163
   Global Corporate and
    Investment Bank                   181        181        171        632        370        368        533        604        230
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                    1,695      1,776      1,990      2,827      2,455      2,567      2,744      2,799      2,451
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
CREDIT RECOVERIES:
   Global Consumer (1)                199        183        211        260        255        259        278        323        319
   CitiCapital                         21         26         32         34         30         35         32         27         17
   Global Corporate and
    Investment Bank                    33         56         87        118         42        106         72        104         31
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                      253        265        330        412        327        400        382        454        367
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

NET CREDIT LOSSES:
   Global Consumer (1)              1,165      1,224      1,379      1,624      1,643      1,682      1,761      1,710      1,739
   CitiCapital                        129        162        197        277        157        223        140        135        146
   Global Corporate and
    Investment Bank                   148        125         84        514        328        262        461        500        199
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

                                    1,442      1,511      1,660      2,415      2,128      2,167      2,362      2,345      2,084
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Other -- net (2)                      (36)       (14)     1,081        324          1         27        (44)       436        (21)
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
ALLOWANCE FOR CREDIT LOSSES
 AT END OF PERIOD               $   8,957  $   8,917  $   9,918  $  10,088  $  10,520  $  10,437  $  10,720  $  11,501  $  11,449
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

Net Consumer Credit Losses
 (excluding CitiCapital)        $   1,165  $   1,224  $   1,379  $   1,624  $   1,643  $   1,682  $   1,761  $   1,710  $   1,739
    As a Percentage of
     Average Consumer Loans          2.10%      2.19%      2.28%      2.63%      2.71%      2.65%      2.65%      2.33%      2.29%
Net CitiCapital Credit Losses   $     129  $     162  $     197  $     277  $     157  $     223  $     140  $     135  $     146
    As a Percentage of
     Average CitiCapital Loans       1.72%      2.16%      2.47%      3.56%      2.15%      3.09%      1.97%      1.96%      2.24%
Net Corporate Credit Losses     $     148  $     125  $      84  $     514  $     328  $     262  $     461  $     500  $     199
    As a Percentage of
     Average Corporate Loans         0.55%      0.46%      0.29%      1.80%      1.22%      0.96%      1.70%      1.84%      0.79%

ALLOWANCE FOR CREDIT LOSSES
  Consumer (excluding
    CitiCapital)                $   4,956  $   4,914  $   5,454  $   5,507  $   5,732  $   5,756  $   5,849  $   6,410  $   6,476
  CitiCapital                         752        746        749        683        636        630        627        611        594
  Corporate                         3,249      3,257      3,715      3,898      4,152      4,051      4,244      4,480      4,379
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     ALLOWANCE FOR CREDIT
      LOSSES                    $   8,957  $   8,917  $   9,918  $  10,088  $  10,520  $  10,437  $  10,720  $  11,501  $  11,449
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
ALLOWANCE FOR CREDIT LOSSES
 ON LETTERS OF CREDIT (2)       $      50  $      50  $      50  $      50  $      50  $     110  $     110  $     167  $     167
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL ALLOWANCE FOR LOANS,
 LEASES, LENDING COMMITMENTS
 AND LETTERS OF CREDIT          $   9,007  $   8,967  $   9,968  $  10,138  $  10,570  $  10,547  $  10,830  $  11,668  $  11,616
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

ALLOWANCE AS A PERCENT OF
 TOTAL LOANS

  Consumer (excluding CitiCapital)   2.24%      2.18%      2.21%      2.22%      2.33%      2.21%      2.20%      2.06%      2.11%
  CitiCapital                        2.52%      2.46%      2.40%      2.25%      2.18%      2.18%      2.26%      2.26%      2.32%
  Corporate                          2.81%      2.88%      3.06%      3.44%      3.67%      3.56%      3.85%      4.07%      4.15%

     Total                           2.45%      2.42%      2.48%      2.58%      2.71%      2.59%      2.66%      2.57%      2.61%

(1) Includes loans made to Private Bank clients.

(2) The 2002 fourth quarter includes the addition of $452 million of credit loss reserves related to the acquisition of Golden State Bancorp. The 2001 third quarter includes the addition of $1 billion of credit loss reserves related to the acquisition of Banamex. A review of the Banamex credit portfolio was completed in the 2001 fourth quarter resulting in an increase to the allowance for credit losses. This increase does not relate to credit deterioration in the 2001 fourth quarter.

(3) Represents additional credit reserves recorded as other liabilities on the balance sheet.

                                                                [CITIGROUP LOGO]

NON-PERFORMING ASSETS
(In millions of dollars)

                                    1Q         2Q         3Q         4Q         1Q        2Q         3Q         4Q          1Q
                                   2001       2001       2001       2001       2002      2002       2002       2002        2003
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
CASH-BASIS AND RENEGOTIATED
 LOANS
CORPORATE CASH-BASIS LOANS
Collateral Dependent (at lower
 of cost or collateral
 value)                         $     198  $     234  $     366  $     365  $     125  $      87  $      41  $      64  $      61
Other                               1,707      1,840      2,092      2,522      3,157      3,753      3,891      3,931      4,021
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total Corporate Cash-
     Basis Loans                $   1,905  $   2,074  $   2,458  $   2,887  $   3,282  $   3,840  $   3,932  $   3,995  $   4,082
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

CORPORATE CASH-BASIS LOANS (1)
  JENA (2)                            710        654        620        900        924      1,074      1,096      1,207      1,077
  Other International (3)           1,195      1,420      1,838      1,987      2,358      2,766      2,836      2,788      3,005
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total Corporate Cash-Basis
     Loans                      $   1,905  $   2,074  $   2,458  $   2,887  $   3,282  $   3,840  $   3,932  $   3,995  $   4,082
                                =========  =========  =========  =========  =========  =========  =========  =========  =========
CORPORATE CASH-BASIS LOANS AS
 A % OF TOTAL CORPORATE LOANS        1.65%      1.83%      2.02%      2.55%      2.90%      3.37%      3.57%      3.63%      3.87%

CONSUMER CASH-BASIS (EXCLUDING
 COMMERCIAL MARKETS)            $   3,673  $   4,007  $   4,268  $   4,066  $   4,212  $   4,284  $   4,365  $   4,607  $   4,710
COMMERCIAL MARKETS CASH-BASIS
 LOANS                                580        622      1,093      1,301      1,321      1,161      1,234      1,299      1,250
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    TOTAL CONSUMER CASH-BASIS
     LOANS                      $   4,253  $   4,629  $   5,361  $   5,367  $   5,533  $   5,445  $   5,599  $   5,906  $   5,960
                                =========  =========  =========  =========  =========  =========  =========  =========  =========
CITICAPITAL COLLATERAL
 DEPENDENT LOANS (INCLUDED
 IN COMMERCIAL MARKETS
 CASH-BASIS LOANS)              $     275  $     269  $     306  $     315  $     330  $     360  $     389  $     508  $     462
                                =========  =========  =========  =========  =========  =========  =========  =========  =========
RENEGOTIATED LOANS (INCLUDES
 CORPORATE AND COMMERCIAL
 MARKETS LOANS)                 $     434  $     435  $     369  $     336  $     335  $     317  $     267  $     170  $     157
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

OTHER REAL ESTATE OWNED AND
 OTHER REPOSSESSED ASSETS

Consumer (4)                    $     268  $     289  $     407  $     393  $     384  $     458  $     473  $     495  $     509

Global Corporate and
 Investment Bank (4)(5)               178        199        189        147        145        136        117         75         78

Corporate / Other                       8          8          9          8          -          -          -          -          -
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL OTHER REAL ESTATE OWNED   $     454  $     496  $     605  $     548  $     529  $     594  $     590  $     570  $     587
                                =========  =========  =========  =========  =========  =========  =========  =========  =========
OTHER REPOSSESSED ASSETS (6)    $     419  $     409  $     479  $     439  $     381  $     320  $     227  $     230  $     255
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

(1) Cash-basis loans for the Insurance Subsidiaries and Investment Activities businesses for the first, second, third and fourth quarters of 2001 were $63, $37, $32 and $21 million, respectively, and for the first, second, third and fourth quarters of 2002 were $39, $89, $136 and $62 million, respectively, which are included in Other Assets for the first quarter of 2003.

(2)  JENA includes Japan, Western Europe and North America.

(3) Other International includes Asia (excluding Japan), Mexico, Latin America, Central and Eastern Europe, Middle East and Africa.

(4) Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.

(5) Other Real Estate Owned for the Insurance Subsidiaries businesses for the first, second, third and fourth quarters of 2001 were $123, $111, $112 and $118 million, respectively, and for the first, second, third and fourth quarters of 2002 were $125, $123, $54 and $36 million, respectively, which is included in Other Assets for the first quarter of 2003.

(6) Primarily commercial transportation equipment, carried at lower of cost or fair value, less costs to sell.

Reclassified to conform to the current period's presentation.

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